SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☐                            Filed by a Party other than the Registrant ☒

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to ss. 240.14a-12

CRYO-CELL INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

David I. Portnoy

Visual Investment Corp.

PartnerCommunity, Inc.

Jamie H. Zidell

Mayim Investment Limited Partnership

David W. Ruttenberg

Lynne Portnoy

Gilbert Portnoy

Mark L. Portnoy

Capital Asset Fund Limited Partnership

George Gaines

Scott D. Martin

Steven Berkowitz

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2007 ANNUAL MEETING OF STOCKHOLDERS

OF

CRYO-CELL INTERNATIONAL, INC.

PROXY STATEMENT

OF

David I. Portnoy

Visual Investment Corp.

PartnerCommunity, Inc.

Jamie H. Zidell

Mayim Investment Limited Partnership

David W. Ruttenberg

Lynne Portnoy

Gilbert Portnoy

Mark L. Portnoy

Capital Asset Fund Limited Partnership

George Gaines

Scott D. Martin

Steven Berkowitz

To Our Fellow Cryo-Cell International, Inc. Stockholders:

This Proxy Statement and the accompanying GOLD proxy card are being furnished to stockholders (“Stockholders”) of Cryo-Cell International, Inc., a Delaware corporation (“CCII”), in connection with the solicitation of proxies by the Participants (as defined below), to be used at the 2007 CCII’s annual meeting of Stockholders and at any adjournments, postponements or continuations thereof (the “Annual Meeting”), which is scheduled to be held at 8:00 A.M. (EDT) on Thursday, June 28, 2007, at the Courtyard Marriott, 4014 Tampa Road, Oldsmar, Florida 34677. The mailing address of CCII’s principal executive offices is 700 Brooker Creek Blvd., Suite 1800, Oldsmar, Florida, 34677. This Proxy Statement and the GOLD proxy card are first being furnished to Stockholders on or about June             , 2007.

The Participants include five nominees to CCII’s Board of Directors (the “Board”) comprised of David I. Portnoy, Mark L. Portnoy, Craig E. Fleishman, M.D., Harold D. Berger and Scott D. Martin (each a “Nominee” and, collectively, the “Slate”), and Visual Investment Corp., PartnerCommunity, Inc., Jamie H. Zidell, Mayim Investment Limited Partnership, David W. Ruttenberg, Lynne Portnoy, Gilbert Portnoy, Capital Asset Fund Limited Partnership, George Gaines and Steven Berkowitz (the “Other Participants” and, collectively with the Slate, the “Participants”).

David I. Portnoy, Mark L. Portnoy, Scott D. Martin, and the Other Participants are members of a Group (the “13D Group”), pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder, that filed the fourth amendment to Schedule 13D under the Exchange Act, relating to CCII (the “Fourth Filing Amendment”) with the Securities and Exchange Commission (the “SEC”) on March 26, 2007. The original Schedule 13D filing with the SEC was filed on January 25, 2005 (the “Filing”), the first amendment to the Filing with the SEC was filed on February 2, 2006, the second amendment to the Filing with the SEC was filed on June 26, 2006 (the “Second Filing Amendment”), and the third amendment to the Filing with the SEC was filed on February 1, 2007 (the “Third Filing Amendment”).

At the Annual Meeting, the Participants will seek the following:

The election to the Board of the Slate comprised of David I. Portnoy, Mark L. Portnoy, Craig E. Fleishman, M.D., Harold D. Berger and Scott D. Martin and the approval of the stockholder proposal submitted by David I. Portnoy to CCII recommending the adoption of substantially equivalent provisions to those set forth in the SEC’s Proposed Rule 14a-11 with respect to stockholder nominations of candidates for director (the “Stockholder Proposal”).

EACH NOMINEE IS COMMITTED TO ACTING IN THE BEST INTEREST OF THE STOCKHOLDERS AND HAS CONSENTED, IF ELECTED, TO SERVE AS A DIRECTOR. WE BELIEVE THAT YOUR VOICE IN THE FUTURE OF CCII CAN BEST BE EXPRESSED THROUGH THE ELECTION OF THE SLATE AND THE APPROVAL OF THE STOCKHOLDER PROPOSAL.

WE URGE YOU TO VOTE THE GOLD PROXY CARD FOR THE ELECTION OF DAVID I. PORTNOY, MARK L. PORTNOY, CRAIG E. FLEISHMAN, M.D., HAROLD D. BERGER AND SCOTT D. MARTIN AND THE APPROVAL OF THE STOCKHOLDER PROPOSAL.

IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE SUCH SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE THE ENCLOSED GOLD PROXY CARD ON YOUR BEHALF AS SOON AS POSSIBLE.

Election of Directors

Pursuant to CCII’s preliminary proxy statement, filed with the SEC on May 18, 2007 (“CCII’s Proxy”), and Article II, Section 9 of the Amended and Restated Bylaws of CCII attached as Exhibit 3.1 to the Form 8-K filed by CCII with the SEC on December 18, 2006 (the “Bylaws”), the election of directors to the Board requires the affirmative vote of a plurality of the votes cast by Stockholders present in person or represented by proxy, assuming a quorum is present or otherwise represented, at the Annual Meeting. As a result, your vote is extremely important in deciding the future of CCII.

WE URGE YOU TO MARK, SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD TO VOTE FOR THE ELECTION OF DAVID I. PORTNOY, MARK L. PORTNOY, CRAIG E. FLEISHMAN, M.D., HAROLD D. BERGER AND SCOTT D. MARTIN.

Stockholder Proposal

Pursuant to CCII’s Proxy and Article II, Section 9 of the Bylaws, the approval of the Stockholder Proposal requires the affirmative vote of a majority of the votes cast by Stockholders present in person or represented by proxy, assuming a quorum is present or otherwise represented, at the Annual Meeting. The approval of the Stockholder Proposal at the Annual Meeting would not require CCII to adopt the SEC’s Proposed Rule 14a-11 with respect to stockholder nominations of candidates for director. Instead, the Board would have to consider whether the proposed rule recommended by the Stockholder Proposal is in the best interests of CCII and its stockholders.

The adoption of the Stockholder Proposal by CCII would allow Stockholders that have held continuously for at least two years, more than five percent of CCII’s securities that are eligible to vote for the election of directors to the Board at an annual or special meeting of Stockholders, to include within CCII’s proxy statement and form of proxy, one nominee if the members of the Board are eight or fewer, two nominees if the members of the Board are greater than eight and less than twenty or three nominees if the members of the Board are twenty or more.

We believe that the opportunity of Stockholders who are not part of CCII’s incumbent management team to nominate and elect directors is limited because of the expenses related to a proxy contest. In a significant number of cases, the proxy contest expenses incurred may exceed any potential benefits gained, thereby deterring Stockholders’ involvement in the proxy process. We therefore believe that the adoption of the Stockholder Proposal by CCII would facilitate the role of Stockholders in the nomination and election of directors by including such nomination of directors within CCII’s proxy statement and form of proxy and would make the Board more responsive to Stockholders’ interests.

WE URGE YOU TO MARK, SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD TO VOTE FOR THE APPROVAL OF THE STOCKHOLDER PROPOSAL.

Important

WE URGE YOU NOT TO SIGN ANY PROXY CARD SENT TO YOU BY CCII. IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE YOUR PROXY BEFORE IT IS VOTED BY DELIVERING A GOLD PROXY CARD DATED LATER IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE, OR BY VOTING IN PERSON AT THE ANNUAL MEETING, OR BY DELIVERING TO THE CORPORATE SECRETARY OF CCII A WRITTEN NOTICE, BEARING A LATER DATE THAN THE DATE OF THE PROXY, STATING THAT THE PROXY IS REVOKED. SEE “VOTING PROCEDURES” AND “PROXY PROCEDURES” BELOW.

If you have any questions about giving your proxy or require assistance, please call:

The Altman Group, Inc.

1200 Wall Street West, 3rd Floor

Lyndhurst, New Jersey 07071

Call Toll-Free (800) 398-1272

Only Stockholders of record as of the close of business on May 23, 2007 (the “Record Date”) are entitled to notice of, and to attend and to vote at, the Annual Meeting. According to CCII’s Proxy, as of the Record Date, there were outstanding 11,669,629 shares of CCII’s Common Stock (the “Shares”).

Stockholders of record at the close of business on the Record Date will be entitled to one vote at the Annual Meeting for each Share held on the Record Date. If the outstanding Shares on the Record Date are 11,669,629, and if all outstanding Shares vote, the aggregate number of possible votes is 11,669,629.

PLEASE VOTE FOR THE ELECTION OF DAVID I. PORTNOY, MARK L. PORTNOY, CRAIG E. FLEISHMAN, M.D., HAROLD D. BERGER AND SCOTT D. MARTIN, AND THE APPROVAL OF THE STOCKHOLDER PROPOSAL.

Background

David I. Portnoy was first introduced to CCII on approximately April, 2004. Mr. Portnoy began to study the cord blood storage industry in general and CCII in particular. In September 2004, Mr. Portnoy visited CCII and spoke with Mercedes Walton, the current Chief Executive Officer of CCII, to learn more about CCII.

On January 12, 2005, David I. Portnoy sent a letter to the Board, attached as Schedule 4 to the Filing, recommending certain operational changes to improve CCII’s business. In this letter, Mr. Portnoy indicated that he would consider joining the Board to fill a vacancy created by the resignation of one of its members. Mercedes Walton, then interim Chief Executive Officer of CCII, responded 13 days later stating that the Board was in receipt of his letter. Other than “Thank you for your comments,” and “We appreciate your interest in CRYO-CELL,” no response was given to the specific proposed operational changes. Furthermore, her letter did not address Mr. Portnoy’s offer to join the Board.

Between February 2005 and June 2006, David I. Portnoy offered to visit with Mercedes Walton at CCII’s headquarters to discuss ways to improve CCII’s poor operating performance, but Ms. Walton declined to meet. In or about June 2006, Mr. Portnoy had a lengthy conversation with Ms. Walton discussing, amongst other matters, his view that her compensation and that of the Board was excessive.

On January 30, 2007, David I. Portnoy submitted a letter to the Corporate Secretary of CCII containing the Stockholder Proposal to be included in CCII’s proxy materials and submitted to a vote of Stockholders at the Annual Meeting. The Stockholder Proposal recommends the adoption of substantially equivalent provisions to those set forth in the SEC’s Proposed Rule 14a-11 with respect to stockholder nominations of candidates for director.

On January 31, 2007, David Portnoy sent a letter to the Board, attached as Exhibit 2 to the Third Filing Amendment, stating that the members of the 13D Group were dissatisfied with the performance of CCII and concerned about the manner in which the Board appeared to him to have ignored CCII’s and its Stockholders’ best interests in order to satisfy the personal interests of management. In particular, Mr. Portnoy stated the 13D Group’s disapproval of CCII’s consistent practice of approving excessive management compensation, including the granting of a disproportionate number of stock options to management despite its failure to achieve explicitly stated prior objectives, and the recent amendments to the Bylaws, which appear to have been made for the sole purpose of placing substantive and procedural barriers to Stockholders’ actions. Mr. Portnoy stated that the 13D Group had no reasonable choice other than to consider all alternatives to protect their rights and investment in CCII and asked the members of the Board to keep in mind their fiduciary responsibilities, to ensure that any inappropriate actions that may have been taken in the past would not recur.

On February 9, 2007, Mercedes Walton wrote to David I. Portnoy and indicated that CCII was in receipt of Mr. Portnoy’s January 30, 2007 letter containing the Stockholder Proposal. Ms. Walton mentioned that CCII intended to exclude the Stockholder Proposal, pursuant to Rules 14a-8(i)(3) and 14(a)(9) under the Exchange Act, unless Mr. Portnoy modified some of its language. In particular, Ms. Walton stated that CCII believed that certain statements in the Stockholder Proposal directly or indirectly impugned the character, integrity and personal reputation of the members of the Board or directly or indirectly made charges concerning improper, illegal or immoral conduct without factual foundation. Ms. Walton stated that if Mr. Portnoy failed to modify the language, CCII would file with the SEC the reasons for excluding the Stockholder Proposal.

On February 20, 2007, David I. Portnoy answered Ms. Walton’s February 9, 2007 letter, copying the other members of the Board. Mr. Portnoy stated his belief that the Rules cited in Ms. Walton’s letter were not applicable to the Stockholder Proposal or sufficient as a basis for excluding the Stockholder Proposal from CCII’s proxy materials. Mr. Portnoy disagreed with Ms. Walton’s characterizations of certain statements in the Stockholder Proposal and mentioned that he did not believe that anything in the Stockholder Proposal or its Supporting Statement was misleading in any respect. Mr. Portnoy finalized his letter by stating his belief that the SEC would sustain his position and requesting that the Board not waste CCII’s resources in pursuing this matter. CCII’s Proxy includes the Stockholder Proposal as originally presented.

On February 20, 2007, David I. Portnoy wrote to Gaby W. Goubran, Jagdish Sheth, Ph.D., Anthony P. Finch, and Scott Christian, all of whom are non-management Directors of CCII. Mr. Portnoy indicated that certain members of the 13D Group had received several bits of unsolicited, unsubstantiated, but nevertheless troubling information from individuals purporting to be prior employees of CCII. Mr. Portnoy’s letter stated that, while the recipients of the information had no way of knowing whether these assertions were true, they felt duty-bound to pass such information along to the non-management Directors of CCII, who are charged with the stewardship of CCII’s assets, supervision of its officers and obligations to its Stockholders. Mr. Portnoy offered to meet to share this information, so that the non-management Directors of CCII could determine the best course of action and whether additional investigation was warranted.

After failing to receive an answer from any of the non-management Directors of CCII, David I. Portnoy wrote to Jagdish Sheth, Ph.D. on March 19, 2007. Mr. Portnoy asked Dr. Sheth if he had received the February 20, 2007 letter addressed to him and the other non-management Directors of CCII. Federal Express records showed that this letter had been received at CCII’s office on February 22, 2007. Dr. Sheth answered on March 19, 2007, stating that he had not received any letter from Mr. Portnoy and asked Mr. Portnoy to resend him the letter. Mr. Portnoy sent Dr. Sheth the letter dated February 20, 2007 again on March 19, 2007, and Mr. Portnoy stated his concern that the letter had not been previously received by Dr. Sheth.

On March 26, 2007 and pursuant to the notice requirements in the Bylaws for the nomination of directors to the Board, David I. Portnoy, acting as Chairman of the Board of PartnerCommunity, Inc., wrote a letter to the Corporate Secretary of CCII, attached as Exhibit 2 to the Fourth Filing Amendment, containing the nomination of the Slate for election as directors of CCII at the Annual Meeting and certain other information required by the Bylaws. On the same date and pursuant to the notice requirements in the Bylaws for properly requesting business to be brought before the Annual Meeting, David I. Portnoy resubmitted the January 30, 2007 letter to the Corporate Secretary of CCII containing the Stockholder Proposal to be included in CCII’s proxy materials and submitted to a vote of Stockholders at the Annual Meeting.

On March 28, 2007, David I. Portnoy wrote to Mercedes Walton to inquire whether the February 20, 2007 letters sent to non-management Directors at CCII’s office had been forwarded to them and, if so, on what date. Mr. Portnoy also asked if Ms. Walton had received the Fourth Filing Amendment and the March 26, 2007 letter containing the nomination of the Slate. After not receiving an answer, Mr. Portnoy wrote Ms. Walton on April 2, 2007 and asked her to please respond to Mr. Portnoy’s March 28, 2007 letter. Ms. Walton answered on April 2, 2007, stating that the Board was aware of Mr. Portnoy’s filings, that, Mr. Portnoy “should assume that any correspondence addressed to a director at the Company’s offices will reach the intended recipient,” and that the Board would respond in due course after considering the views of the Stockholders. Mr. Portnoy responded that he had assumed that was the case until he had been advised that at least one of the company’s directors had not received the correspondence that he sent to the company’s offices one month earlier. Mr. Portnoy again requested confirmation that all directors did indeed receive the letter dated February 20, 2007 that was sent to the company’s offices. Ms. Walton did not provide such confirmation nor did she reply to Mr. Portnoy. Furthermore, to this date, no director has responded or sought information with respect to the February 20, 2007 letter sent in connection with the offer to communicate the information received from individuals purporting to be prior employees of CCII.

On April 24, 2007, David I. Portnoy, acting as Chairman of the Board of PartnerCommunity, Inc., wrote a letter to CCII, pursuant to Section 220 of the Delaware General Corporation Law, requiring the opportunity to inspect and to make copies or extracts, during regular business hours, of certain information related to the Stockholders and beneficial owners of Shares. On the same date, David I. Portnoy, acting as Chairman of the Board of PartnerCommunity, Inc., wrote a separate letter to CCII, pursuant to Rule 14a-7 under the Exchange Act, requesting certain information related to the Stockholders and beneficial owners of Shares and asking CCII to advise PartnerCommunity, Inc. of its election, pursuant to Rule 14a-7(b)(2) of the Exchange Act, to either provide PartnerCommunity, Inc. with the information requested or mail its soliciting materials directly to the Stockholders. CCII’s counsel responded to the letters and notified PartnerCommunity, Inc. of CCII’s election, pursuant to Rule 14a-7(b)(2) of the Exchange Act, to provide the Stockholder list requested.

On April 30, 2007, Jill Taymans, the Chief Financial Officer of CCII, wrote a letter to David I. Portnoy enclosing a copy of CCII’s statements in opposition to the Stockholder Proposal. Mr. Portnoy responded to the letter, saying that he disagreed with the statement to the effect that the affirmative vote of a majority of the issued and outstanding Shares was required to approve the Stockholder Proposal, as such statement was in fact contrary to the Bylaws. On May 3, 2007, Ms. Taymans stated that CCII agreed with Mr. Portnoy’s reading of the Bylaws and had made the appropriate change to its statement in opposition to the Stockholder Proposal.

On May 25, 2007, David I. Portnoy sent a letter to the Board inquiring why the Board had violated Article II, Section 2 of the Bylaws by not holding the Annual Meeting within six months after the close of the fiscal year of CCII. According to CCII’s Form 10-KSB, filed with the SEC on February 28, 2007, the close of the fiscal year was on November 30, 2006. Hence, CCII should have held the Annual Meeting on May 30, 2007, at the latest.

The Participants

The Participants beneficially own an aggregate of 1,546,969 Shares. Based upon 11,669,629 Shares outstanding as of the Record Date, as reported in CCII’s Proxy, this represents beneficial ownership of approximately 13.2% of the Shares outstanding. The Participants intend to vote such Shares FOR the election of the Slate and the approval of the Stockholder Proposal. If the Participants vote all of their beneficially owned Shares and if the outstanding Shares on the Record Date are 11,669,629, the aggregate number of possible votes of the Participants is 1,546,969, which would represent approximately 13.2% of the aggregate number of possible votes. With the exception of Lynne Portnoy and Gilbert Portnoy, who claim joint ownership of 3,000 Shares, each Participant disclaims beneficial ownership of the Shares owned by any other Participant.

The 13D Group owns an aggregate of 1,537,869 of the Shares. Based upon 11,669,629 Shares outstanding as of the Record Date, as reported in CCII’s Proxy, this represents beneficial ownership of approximately 13.1% of the Shares outstanding.

Other than as disclosed in this Proxy Statement or in any of the Appendices attached hereto, (i) none of the Participants is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of CCII, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (ii) none of the Participants owns any securities of CCII of record but not beneficially; (iii) none of the Participants owns beneficially any securities of CCII or of any parent or subsidiary of CCII; (iv) none of the associates of the Participants beneficially own any securities of CCII; (v) none of the Participants borrowed any funds for the purpose of acquiring or holding any securities of CCII; (vi) none of the Participants or their associates have engaged in or had a direct or indirect interest in any transaction, or series of similar transactions, since the beginning of CCII’s last fiscal year, or any currently proposed transaction, or series of similar transactions, to which CCII or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (vii) none of the Participants or their associates have any arrangement or understanding with any person with respect to (A) any future employment by CCII or its affiliates or (B) any future transactions to which CCII or any of its affiliates will or may be a party; and (viii) none of the Participants or their associates have any material interest in the election of the Slate and the approval of the Stockholder Proposal.

PROPOSAL 1: Election of the Directors

As of the date hereof, based on information contained in CCII’s Proxy, the current Board consists of 5 directors.

The Participants propose that the Stockholders elect David I. Portnoy, Mark L. Portnoy, Craig E. Fleishman, M.D., Harold D. Berger and Scott D. Martin, as directors of CCII at the Annual Meeting. Each Nominee, if elected, would hold office until the 2008 annual meeting of Stockholders and until a successor has been duly elected and qualified, or as otherwise provided by the Bylaws or by Delaware law. If every Nominee is not elected, the Participants believe that each Nominee elected will serve with the nominees of CCII’s current Board that are elected. In such scenario, however, there is no assurance that all of the nominees of CCII’s current Board that are elected will serve with each Nominee that is elected. Instead, all or some of such nominees of CCII’s current Board may resign, in which case such nominees of CCII’s current Board who are elected and choose not to resign, together with each Nominee that is elected, will constitute all of the members of the Board. Pursuant to the Bylaws, any vacancy created by any such resignation will automatically decrease the number of directors accordingly, so that such vacancy no longer exists.

The Participants believe that the present directors have taken steps that appear designed to limit Stockholder participation or make such participation more difficult. The latest amendments to the Bylaws, made without Stockholder approval and filed with the SEC on December 18, 2006, (i) imposed additional requirements on Stockholders seeking to bring business before or nominate directors at CCII’s annual meetings; (ii) increased the percentage of Stockholders required to call a special meeting of Stockholders of CCII; (iii) imposed additional restrictions on Stockholders’ ability to act by written consent in lieu of a meeting; and (iv) raised the percentage of Stockholders required to amend certain provisions of the Bylaws. These amendments appear to Participants to have the effect of entrenching the Board and making CCII less receptive to Stockholders’ interests. CCII’s incumbent management has also opposed the Stockholder Proposal, which we believe, if adopted by CCII, would enhance Stockholders’ ability to nominate and hold directors accountable. Furthermore, the current Board appears to have violated the Bylaws by not holding the Annual Meeting within 6 months after the close of the fiscal year of CCII. HENCE, THE PARTICIPANTS URGE YOU NOT TO VOTE FOR THE ELECTION OF THE DIRECTORS NOMINATED BY CCII.

The Participants believe that the performance of the current directors, as illustrated in part by their actions or inactions described above, warrants a change in leadership. If elected, our Slate will serve only the interests of the Stockholders, with appropriate regard for CCII’s other constituencies, but with the interests of the Stockholders always paramount. The Participants expect that the Slate, if elected, would, subject to their fiduciary duties to all Stockholders, help bring more accountability and discipline to the way CCII is being managed. The Participants believe that the Board and management should be responsive to Stockholders’ interests. The Participants also believe that CCII’s management and its Board should in setting and approving executive compensation, better tie such compensation to CCII’s performance, and in that regard, if elected, the Slate will closely examine the level of compensation of CCII’s senior management and the best uses of CCII’s resources.

If the Slate is elected, the Slate intends to take immediate action on several fronts. First, the Slate will seek to eliminate any and all unnecessary costs. Marketing, general, and administrative expenses have climbed by 106% to $13.0 million in fiscal 2006 from $6.3 million in fiscal 2004. In contrast, over the same period, revenues only grew by 41%, and it appears that much, if not most, of this growth was attributable to price increases rather than from new customers. Second, the Slate will seek to ensure to maximize the return from the deployment of CCII’s marketing resources. Third, the Slate will consider strategic alternatives to increase Stockholder value, including, but not limited to, a share buyback. Fourth, the Slate will actively solicit and be responsive to input from other Stockholders. Fifth, the Slate intends to reduce the annual cash compensation of directors. In summary, as owners of approximately 13% of CCII’s Shares outstanding, the Participants expect the Slate to take all actions necessary to make CCII a more profitable company and to increase Stockholder value.

Background information about each Nominee is set forth herein and in the Appendices attached hereto. Each Nominee is independent under the independence standards applicable to CCII under paragraph (a)(1) of Item 407 of Regulation S-K and is not receiving any compensation from any of the Participants or any of their affiliates in connection with this proxy solicitation.

DAVID I. PORTNOY, age 44, is President of Focus Financial Corp., a private investment banking and venture capital firm that was formed in 1988. He also serves as President of Visual Investment Corp., a private investment firm. Mr. Portnoy has experience in venture capital investments, including two investments that subsequently went public, Daleen Technologies Inc. and Caribbean Cigar Company. Currently, Mr. Portnoy serves as Chairman of the Board of PartnerCommunity, Inc., a company providing software and hardware integration solutions to telecommunication companies, including AT&T and Verizon. He is also Chairman of the Board of uTIPu Inc., a private Internet based business, and Director of the Advisory Board of Waves Ltd., an audio technology company based in Israel. Mr. Portnoy has also served on the Board of Directors of The Shul of Bal Harbour. Mr. Portnoy graduated Magna Cum Laude in 1984 from The Wharton School of Finance at the University of Pennsylvania where he earned a Bachelor of Science Degree in Economics with a joint major in finance and accounting.

MARK L. PORTNOY, age 43, currently serves on the Board of Directors of PartnerCommunity, Inc., a company providing software and hardware integration solutions to telecommunication companies, including AT&T and Verizon. Mr. Portnoy also serves on the Board of Directors of uTIPu Inc., a private Internet based business and has been engaged in managing his personal investments since April 1997. Mr. Portnoy had previously worked at Strome, Susskind Investments from January 1995 to April 1997, becoming their Chief Fixed Income Trader. Mr. Portnoy’s experience includes negotiating contracts for N.B.A. players totaling approximately $30 million. From March 1986 to November 1991, Mr. Portnoy worked on a portfolio ranging from $1 billion to $7 billion in the Fixed Income Arbitrage Department of Donaldson, Lufkin and Jenrette Securities Corp. Mr. Portnoy graduated Phi Beta Kappa from the University of North Carolina at Chapel Hill with a degree in Economics in December 1985. Mark L. Portnoy and David I. Portnoy are brothers.

CRAIG E. FLEISHMAN, M.D., FACC, FASE, age 44, is a senior partner of the Congenital Heart Institute at Arnold Palmer Hospital and Miami Children’s Hospital and is the Director of Non-invasive Cardiac Imaging at the Arnold Palmer Hospital for Children in Orlando. He directs the use of advanced imaging techniques in the diagnosis and management of congenital and acquired heart disease in infants and children and specializes in the evaluation, management, and counseling of families with fetal heart defects. Dr. Fleishman received his medical and pediatric training at Yale University. He subsequently received cardiology training at Duke University where he was an early investigator in the clinical development of three-dimensional cardiac ultrasound. Dr. Fleishman served on the faculties of Harvard University, Yale University, and the Ohio State University before joining the Congenital Heart Institute in Orlando. He has published numerous articles and chapters on congenital heart disease and cardiac ultrasound and is a frequent invited speaker at national scientific conferences. He has also been a consultant to multiple biomedical and medical technology companies. Dr. Fleishman is a Fellow of the American College of Cardiology and a Fellow of the American Society of Echocardiography.

HAROLD D. BERGER, age 43, is a certified public accountant and has operated his own public accounting practice since 2005 and currently represents over 150 businesses and individual clients. Historically, Mr. Berger’s practice has focused on all aspects of the real estate industry, high end individual income tax planning and compliance, estate planning and small business operational consulting. Mr. Berger currently serves as Director and President of American Consumer Alliance, Inc., a marketing company that is expected to formally dissolve operations in late August 2007. Over the past twenty years, Mr. Berger has also served on boards for a variety of charitable organizations. Mr. Berger currently serves as Treasurer and Executive Committee Member of The Gatchell Home, Inc., as Director of The Jewish Educational Loan Fund, Inc. and as Director and financial adviser to The Atlanta Group Home Foundation, Inc. Prior to opening his private practice, Mr. Berger was employed for sixteen years with a local accounting firm in Atlanta, Georgia, Habif, Arogeti & Wynne, LLP, the last ten of which he was one of twenty equity partners. Mr. Berger graduated in 1986 from the University of North Carolina at Chapel Hill with a bachelor’s degree in Business Administration. He also graduated from the University of Texas at Austin with a Master’s degree in Professional Accounting in 1987.

SCOTT D. MARTIN, age 39, has experience as a former CEO, management consultant and private investor. Key areas of proficiency include strategic and business planning, marketing through multiple distribution channels, project management and communications. From 2005 to 2006, Mr. Martin was the President and Chief Executive Officer of Rheem Manufacturing Company, an international provider of home comfort systems with revenue exceeding $2 billion. From 2001 to 2005, Mr. Martin was the President of Rheem’s Water Heating Division, a $600 million division that achieved the leading market share position for water heaters while being named three times as Home Depot’s Vendor Partner of the Year. Mr. Martin began his career at Rheem as the head of Marketing in 1999, following several years as a management consultant for both Andersen Consulting and Arthur Andersen’s Business Consulting Practice. Today, Mr. Martin serves as a private investor with a focus on companies in emerging markets and new product innovations. Mr. Martin graduated with Honors from the University of North Carolina at Chapel Hill in 1989 with a Bachelor of Science in Business Administration. Mr. Martin also received his Master of Business Administration in 1993 from the J.L. Kellogg Graduate School of Management at Northwestern University.

WE STRONGLY URGE YOU TO VOTE FOR THE ELECTION OF DAVID I. PORTNOY, MARK L. PORTNOY, CRAIG E. FLEISHMAN, M.D., HAROLD D. BERGER AND SCOTT D. MARTIN, BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED TO YOU WITH THIS PROXY STATEMENT. IF YOU HAVE SIGNED THE ENCLOSED GOLD PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL THE SHARES REPRESENTED BY THE ENCLOSED GOLD PROXY CARD FOR THE ELECTION OF EACH NOMINEE NAMED ON THE ENCLOSED GOLD PROXY CARD.

PROPOSAL 2: Ratification of Independent Auditors

According to CCII’s Proxy, CCII is also soliciting proxies with respect to the ratification of Grant Thornton LLP as CCII’s independent auditor. Please refer to CCII’s Proxy for a detailed discussion of this proposal. THE PARTICIPANTS MAKE NO RECOMMENDATION AS TO THIS PROPOSAL AND INTEND TO ABSTAIN FROM VOTING THEREON. IF YOU HAVE SIGNED THE GOLD PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO ABSTAIN FROM VOTING ALL THE SHARES REPRESENTED BY THE GOLD PROXY CARD WITH RESPECT TO THIS PROPOSAL.

PROPOSAL 3: Stockholder Proposal

David I. Portnoy submitted the Stockholder Proposal to CCII, recommending the adoption of substantially equivalent provisions to those set forth in the SEC’s Proposed Rule 14a-11 with respect to stockholder nominations of candidates for director.

The approval of the Stockholder Proposal would recommend that the Board adopts measures to allow Stockholders that have held continuously for at least two years more than five percent of CCII’s securities that are eligible to vote for the election of directors to the Board at an annual or special meeting of Stockholders, to include within CCII’s proxy statement and form of proxy, one nominee if the members of the Board are eight or fewer, two nominees if the members of the Board are greater than eight and less than twenty or three nominees if the members of the Board are twenty or more.

The Participants believe that the opportunity of Stockholders who are not part of CCII’s incumbent management team to nominate and elect directors is limited because of the expenses related to a proxy contest. In a significant number of cases, the proxy contest expenses incurred may exceed any potential benefits gained, thereby deterring Stockholders’ involvement in the proxy process. Furthermore, the Participants believe that Stockholders are already limited in their ability to nominate and hold directors accountable. The Participants believe that the latest amendment to the Bylaws placed substantive and procedural barriers that increased the complexity and decreased the feasibility of Stockholder nominations to the Board (see PROPOSAL 1: Election of the Directors). Voting FOR the Stockholder Proposal will convey to the Board the Stockholders’ desire that they should facilitate the role of Stockholders in the nomination and election of directors by asking the Board to consider including such nomination of directors within CCII’s proxy statement and form of proxy, which we believe will make the Board more responsive to Stockholders’ interests. The approval of the Stockholder Proposal at the Annual Meeting would not require CCII to adopt the SEC’s Proposed Rule 14a-11 with respect to Stockholder nominations of candidates for director. Instead, the Board would have to consider whether the proposed rule recommended by the Stockholder Proposal is in the best interest of CCII and its stockholders.

The accompanying GOLD proxy card will be voted in accordance with your instruction on such card. You may vote for or vote against, or abstain from voting on, the Stockholder Proposal described above, by marking the proper box on the enclosed GOLD proxy card.

The Participants recommend that Stockholders vote FOR the Stockholder Proposal. IF YOU HAVE SIGNED THE ENCLOSED GOLD PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL THE SHARES REPRESENTED BY THE ENCLOSED GOLD PROXY CARD FOR THE STOCKHOLDER PROPOSAL.

Other Proposals

The Participants and their affiliates know of no other business to be presented at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that the persons named on the enclosed GOLD proxy card will vote that GOLD proxy on such other matters in accordance with their judgment. The Participants will not use such discretionary authority to vote the proxies for matters that any of the Participants know of a reasonable time before the Annual Meeting.

Voting Procedures

The voting procedures are as set forth below.

Only Stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Each Share entitles its holder to one vote on each matter presented at the Annual Meeting. Pursuant to CCII’s Proxy, the holders of one-third of the Shares entitled to vote at the Annual Meeting must be present in person or represented by proxy in order to constitute a quorum for all matters to come before the Annual Meeting. Accordingly, assuming there are 11,669,629 Shares outstanding as of the Record Date, the presence, in person or by proxy, of the holders of 3,889,877 Shares entitled to vote constitutes a quorum for transacting business at the Annual Meeting.

Pursuant to the Bylaws and CCII’s Proxy, the election of directors to the Board requires a plurality of the votes cast. Plurality means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the Annual Meeting. Consequently, any Shares not voted usually have no impact in the election of directors.

Pursuant to the Bylaws and CCII’s Proxy, each other matter to be submitted to the Stockholders requires the affirmative vote of a majority of the votes cast at the Annual Meeting. For purposes of determining the number of votes cast with respect to a particular matter, votes cast “For,” “Against” or “Abstain” are included. Abstentions are counted for purposes of determining whether a quorum is present at the Annual Meeting and as votes cast against any proposal. Broker non-votes are also counted for purposes of determining whether a quorum exists, but are not counted or deemed to be present or represented for purposes of determining whether Stockholders have approved that proposal. A broker non-vote occurs when a broker holding Shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

Whether or not you are able to attend the Annual Meeting, you are urged to complete the enclosed GOLD proxy and return it in the enclosed self-addressed, prepaid envelope. All valid proxies received prior to the Annual Meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the GOLD proxy, the Shares will be voted in accordance with that specification. IF NO SPECIFICATION IS MADE, THE PERSONS NAMED ON THE ENCLOSED GOLD PROXY CARD WILL VOTE YOUR SHARES FOR THE ELECTION OF DAVID I. PORTNOY, MARK L. PORTNOY, CRAIG E. FLEISHMAN, M.D., HAROLD D. BERGER AND SCOTT D. MARTIN AND THE APPROVAL OF THE STOCKHOLDER PROPOSAL, BUT WILL ABSTAIN FROM VOTING WITH RESPECT TO PROPOSAL 2.

Proxy Procedures

IN ORDER FOR YOUR VIEWS TO BE REPRESENTED AT THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE GOLD PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

If you have any questions about giving your proxy or require assistance, please call:

The Altman Group, Inc.

1200 Wall Street West, 3rd Floor

Lyndhurst, New Jersey 07071

Call Toll-Free (800) 398-1272

The accompanying GOLD proxy card will be voted at the Annual Meeting in accordance with your instructions on such card.

Revocation of Proxies

Any Stockholder who has mailed a proxy card to CCII may revoke it, at any time prior to voting, by: (i) delivering to the Secretary of CCII a written notice, bearing a LATER date than the date of the proxy, stating that the proxy is revoked; (ii) delivering a duly executed GOLD proxy bearing a LATER date than the proxy delivered previously; or (iii) attending the Annual Meeting, withdrawing the proxy, and voting in person.

Only Stockholders of record as of the close of business on the Record Date will be entitled to vote. If you are a Stockholder of record on the Record Date, you will retain your voting rights at the Annual Meeting even if you sell your Shares after the Record Date. Accordingly, it is important that you vote the Shares held by you on the Record Date, or grant a proxy to vote such Shares on the enclosed GOLD proxy card, even if you sell such Shares after the Record Date.

IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE SUCH SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE THE ENCLOSED GOLD PROXY CARD ON YOUR BEHALF AS SOON AS POSSIBLE.

Cost and Method of Solicitation

Visual Investment Corp. has retained The Altman Group, Inc. (“Altman”) to conduct the solicitation, for which Altman is to receive a fee of up to $50,000 and reimbursement for its reasonable out-of-pocket expenses. Visual Investment Corp. has agreed to indemnify Altman against certain liabilities and expenses. Insofar as indemnification for liabilities arising under the federal securities laws may be permitted to Altman pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC, such indemnification is against public policy and is therefore unenforceable. As part of the solicitation, the Participants may communicate with Stockholders by mail, courier services, Internet, advertising, telephone or telecopier or in person. It is anticipated that Altman will employ approximately 20 persons to solicit proxies from Stockholders for the Annual Meeting. The total expenditures in furtherance of, or in connection with, the solicitation of proxies is approximately $15,000 to date, and is estimated to be up to $50,000 in total.

David I. Portnoy, Mark L. Portnoy, Scott D. Martin, Visual Investment Corp., PartnerCommunity, Inc., Mayim Investment Limited Partnership, David W. Ruttenberg, Capital Asset Fund Limited Partnership, George Gaines, and Steven Berkowitz will pay all costs related to the solicitation of proxies and intend to seek reimbursement for all of the costs and expenses associated with the proxy solicitation in the event that the Slate is elected to the Board, but do not intend to submit the issue of reimbursement to a vote of Stockholders.

Additional Information

Certain information regarding the securities of CCII held by CCII’s directors, nominees, management and 5% Stockholders is contained in CCII’s Proxy. Information concerning the date by which proposals of Stockholders of CCII intended to be presented at the next annual meeting of Stockholders of CCII must be received by CCII for inclusion in CCII’s proxy statement and form of proxy for that meeting is also contained in CCII’s Proxy. The Participants take no responsibility for the accuracy or completeness of any information contained in CCII’s public filings.

Date: May 25, 2007	DAVID I. PORTNOY

VISUAL INVESTMENT CORP.

PARTNERCOMMUNITY, INC.

JAMIE H. ZIDELL

MAYIM INVESTMENT LIMITED PARTNERSHIP

DAVID W. RUTTENBERG

LYNNE PORTNOY

GILBERT PORTNOY

MARK L. PORTNOY

CAPITAL ASSET FUND LIMITED PARTNERSHIP

GEORGE GAINES

SCOTT D. MARTIN

STEVEN BERKOWITZ

APPENDIX I

Name:	David I. Portnoy

Age:	44

Business Address:	52 Camden Drive
Bal Harbour, Florida 33154

Residence Address:	52 Camden Drive
Bal Harbour, Florida 33154

Principal Business:	See “PROPOSAL 1: Election of Directors”

Other Information:	See below

David I. Portnoy has an interest in the election of the Slate and in the approval of the Stockholder Proposal pursuant to (i) a verbal agreement dated January 18, 2007 among David I. Portnoy, Mark L. Portnoy, Scott D. Martin, Visual Investment Corp., PartnerCommunity, Inc., Mayim Investment Limited Partnership, Capital Asset Fund Limited Partnership, George Gaines, and Steven Berkowitz, as described in the Third Filing Amendment, pursuant to which the parties agreed to share legal and other fees currently incurred or to be incurred in connection with the activities described in Item 4 of the Third Filing Amendment, which activities included the Stockholder Proposal and the possible nomination of the Slate (the “Fee Sharing Agreement”); (ii) a verbal agreement among David I. Portnoy, Mark L. Portnoy, Scott D. Martin, Visual Investment Corp., PartnerCommunity, Inc., Jamie H. Zidell, Mayim Investment Limited Partnership, David W. Ruttenberg, Capital Asset Fund Limited Partnership, George Gaines and Steven Berkowitz, as described in the Fourth Filing Amendment, pursuant to which the parties agreed to vote all of their Shares for the election of the Slate as directors of CCII at the Annual Meeting (the “Voting Agreement”); (iii) a verbal agreement among each Nominee, with the exception of Harold D. Berger who is not a CCII Stockholder (each, a “Stockholder Nominee”), pursuant to which the parties agreed to vote all of each Stockholder Nominee’s Shares for the election of the Slate as directors of CCII at the Annual Meeting (the “Stockholder Nominee Voting Agreement”); (iv) an agreement between PartnerCommunity, Inc. and Mayim Management, LLC, a Delaware limited liability company whose owner and Managing Member is David I. Portnoy, as described in Item 6 of the Fourth Filing Amendment, pursuant to which Mayim Management, LLC is authorized to make investment and voting decisions relating to certain securities investments made by PartnerCommunity, Inc., which include the Shares held by PartnerCommunity, Inc. (the “Investment Advisory Agreement”); (v) certain agreements between David I. Portnoy and Jamie H. Zidell, dated October 27, 2004 and December 20, 2004, as described in Item 6 and Exhibits 2 and 3 of the Filing, and October 2006, as described in Item 6 and Exhibit 3 of the Third Filing Amendment, pursuant to which David I. Portnoy guarantees any shortfall below a certain amount in Mr. Zidell’s investment accounts in return for the sharing of profits in such investment accounts (the “Zidell-Portnoy Agreements”); (vi) a verbal agreement between David I. Portnoy and David W. Ruttenberg, as described in Item 6 of the Second Filing Amendment, pursuant to which David W. Ruttenberg agreed to compensate David I. Portnoy with a percentage of Mr. Ruttenberg’s profits, if any, from his investment in the Shares (the “Ruttenberg-Portnoy Agreement”); (vii) a verbal agreement dated late February or early March between David I. Portnoy and David W. Ruttenberg, pursuant to which David W. Ruttenberg agreed to share legal and other fees in connection with the Stockholder Proposal and the possible nomination of the Slate with the parties to the Fee Sharing Agreement; (viii) a verbal agreement among David I. Portnoy, Lynne Portnoy and Gilbert Portnoy, as

described in Item 6 to the Third Filing Amendment, pursuant to which David I. Portnoy is authorized to make investment and voting decisions relating to the Shares owned by Lynne Portnoy and Gilbert Portnoy, although Lynne Portnoy and Gilbert Portnoy retain their right to withdraw their assets from the agreement (the “Portnoys’ Agreement”); (ix) being the sole Officer and Director of Visual Investment Corp.; (x) being the Chairman of the Board and Secretary of PartnerCommunity, Inc.; (xi) being the Managing Member and owner of Mayim Management, LLC, which is the General Partner of Mayim Management Limited Partnership, which is the General Partner of Mayim Investment Limited Partnership; (xii) being the brother of Nominee Mark L. Portnoy; (xiii) being the son of Gilbert Portnoy, whose beneficial ownership of Shares and other information is described below, and Marilyn Goldsmith, who may be deemed the beneficial owner of 1,158 Shares held in her name and of 4,362 Shares held in joint ownership with Sidney Goldsmith; (xiv) being the stepson of Lynne Portnoy, whose beneficial ownership of Shares and other information is described below, and Sidney Goldsmith, who may be deemed the beneficial owner of 4,362 Shares held in joint ownership with Marilyn Goldsmith; and (xv) his beneficial ownership of Shares, as described below.

Ownership of Shares:	See below

David I. Portnoy may be deemed the beneficial owner of 814,354 Shares, which number includes (i) 203,957 Shares held in his name; (ii) 53,850 Shares held by Visual Investment Corp., as to which David I. Portnoy may be deemed the beneficial owner as the sole Officer and Director of Visual Investment Corp.; (iii) 90,787 Shares held by PartnerCommunity, Inc., as to which David I. Portnoy may be deemed the beneficial owner as Chairman of the Board and Secretary and as Managing Member of Mayim Management, LLC, which may exercise investment and voting discretion over such Shares in accordance with the Investment Advisory Agreement; (iv) 174,430 Shares held by Jamie H. Zidell, as to which David I. Portnoy may be deemed the beneficial owner as a result of exercising investment (but not voting) discretion over such Shares in accordance with the Zidell-Portnoy Agreements; (v) 152,957 Shares held by Mayim Investment Limited Partnership, as to which David I. Portnoy may be deemed the beneficial owner as the Managing Member and owner of Mayim Management, LLC, which is the General Partner of Mayim Management Limited Partnership, which is the General Partner of Mayim Investment Limited Partnership; (vi) 119,080 Shares held by The Crilly Court Trust, whose beneficiary is David W. Ruttenberg and as to which David I. Portnoy may be deemed the beneficial owner as a result of exercising investment (but not voting) discretion over such Shares in accordance with the Ruttenberg-Portnoy Agreement; (vii) 16,150 Shares held by Lynne Portnoy and 3,000 Shares held jointly by Lynne Portnoy and Gilbert Portnoy, as to which David I. Portnoy may be deemed the beneficial owner as a result of exercising investment and voting discretion over such Shares in accordance with the Portnoys’ Agreement; and (viii) 143 Shares held by Gilbert Portnoy and 3,000 Shares held jointly by Gilbert Portnoy and Lynne Portnoy, as to which David I. Portnoy may be deemed the beneficial owner as a result of exercising investment and voting discretion over such Shares in accordance with the Portnoys’ Agreement. Based upon 11,669,629 Shares outstanding as of the Record Date, as reported in CCII’s Proxy, this represents beneficial ownership of approximately 6.9% of Shares outstanding.

The table that indicates the date of each purchase and sale of Shares by David I. Portnoy within the past two years, and the number of Shares in each such purchase and sale is contained in Appendix II.

Contracts, Arrangements or Understandings
with Respect to Securities of CCII:	See below

As described above, David I. Portnoy is a party to the Fee Sharing Agreement, pursuant to which the parties agreed to share legal and other fees currently incurred or to be incurred in connection with the activities described in Item 4 of the Third Filing Amendment, which activities included the Stockholder Proposal and the possible nomination of the Slate.

As described above, David I. Portnoy is a party to the Voting Agreement, pursuant to which the parties agreed to vote all of their Shares for the election of the Slate as directors of CCII at the Annual Meeting.

As described above, David I. Portnoy is a party to the Stockholder Nominee Voting Agreement, pursuant to which the parties agreed to vote all of each Stockholder Nominee’s Shares for the election of the Slate as directors of CCII at the Annual Meeting.

As described above, David I. Portnoy is a party to the Zidell-Portnoy Agreements, pursuant to which David I. Portnoy guarantees any shortfall below a certain amount in Mr. Zidell’s investment accounts in return for the sharing of profits in such investment accounts. Mr. Portnoy does not direct the voting control over the Shares owned by Mr. Zidell.

As described above, David I. Portnoy is a party to the Ruttenberg-Portnoy Agreement, pursuant to which David W. Ruttenberg agreed to compensate David I. Portnoy with a percentage of Mr. Ruttenberg’s profits, if any, from his investment in the Shares. Mr. Portnoy does not direct the voting control over the Shares owned by Mr. Ruttenberg.

As described above, David I. Portnoy is a party to a verbal agreement with David W. Ruttenberg, pursuant to which David W. Ruttenberg agreed to share legal and other fees in connection with the Stockholder Proposal and the possible nomination of the Slate with the parties to the Fee Sharing Agreement.

As described above, David I. Portnoy is a party to the Portnoys’ Agreement, pursuant to which David I. Portnoy is authorized to make investment and voting decisions relating to the Shares owned by Lynne Portnoy and Gilbert Portnoy, although Lynne Portnoy and Gilbert Portnoy retain their right to withdraw their assets from the agreement.

Name:	Mark Louis Portnoy

Age:	43

Business Address:	90 Alton Rd., Suite 3307
Miami Beach, Florida 33139

Residence Address:	90 Alton Rd., Suite 3307
Miami Beach, Florida 33139

Principal Business:	See “PROPOSAL 1: Election of Directors”

Other Information:	See below

Mark L. Portnoy has an interest in the election of the Slate and in the approval of the Stockholder Proposal pursuant to (i) the Fee Sharing Agreement among Mark L. Portnoy, David I. Portnoy, Scott D. Martin, Visual Investment Corp., PartnerCommunity, Inc., Mayim Investment Limited Partnership, Capital Asset Fund Limited Partnership, George Gaines and Steven Berkowitz, as described in the Third Filing Amendment, pursuant to which the parties agreed to share legal and other fees currently incurred or to be incurred in connection with the activities described in Item 4 of the Third Filing Amendment, which activities included the Stockholder Proposal and the possible nomination of the Slate; (ii) the Voting Agreement among Mark L. Portnoy, David I. Portnoy, Scott D. Martin, Visual Investment Corp., PartnerCommunity, Inc., Jamie H. Zidell, Mayim Investment Limited Partnership, David W. Ruttenberg, Capital Asset Fund Limited Partnership, George Gaines and Steven Berkowitz, as described in the Fourth Filing Amendment, pursuant to which the parties agreed to vote all of their Shares for the election of the Slate as directors of CCII at the Annual Meeting; (iii) the Stockholder Nominee Voting Agreement among each Stockholder Nominee, pursuant to which the parties agreed to vote all of each Stockholder Nominee’s Shares for the election of the Slate as directors of CCII at the Annual Meeting; (iv) a relationship whereby Harold D. Berger provides accounting services to Mark L. Portnoy and to Capital Asset Fund Limited Partnership, as to which Mark L. Portnoy may be deemed the beneficial owner as its General Partner, on a regular basis and receives customary fees for such accounting services (the “Accounting Services Relationship”), which services are currently expected to continue; (v) being the General Partner of Capital Asset Fund Limited Partnership; (vi) being a Director and stockholder of PartnerCommunity Inc.; (vii) being the brother of Nominee David I. Portnoy; (viii) being the son of Gilbert Portnoy, whose beneficial ownership of Shares and other information is described below, and Marilyn Goldsmith, who may be deemed the beneficial owner of 1,158 Shares held in her name and of 4,362 Shares held in joint ownership with Sidney Goldsmith; (ix) being the stepson of Lynne Portnoy, whose beneficial ownership of Shares and other information is described below, and Sidney Goldsmith, who may be deemed the beneficial owner of 4,362 Shares held in joint ownership with Marilyn Goldsmith; and (x) his beneficial ownership of Shares, as described below.

Ownership of Shares:	See below

Mark L. Portnoy may be deemed the beneficial owner of 157,515 Shares, which number includes (i) 117,515 Shares held in his name; and (ii) 40,000 Shares held by Capital Asset Fund Limited Partnership, as to which Mark L. Portnoy may be deemed the beneficial owner as its General Partner. Based upon 11,669,629 Shares outstanding as of the Record Date, as reported in CCII’s Proxy, this represents beneficial ownership of approximately 1.3% of Shares outstanding.

The table that indicates the date of each purchase and sale of Shares by Mark L. Portnoy within the past two years, and the number of Shares in each such purchase and sale is contained in Appendix II.

Contracts, Arrangements or Understandings
with Respect to Securities of CCII:	See below

As described above, Mark L. Portnoy is a party to the Fee Sharing Agreement, pursuant to which the parties agreed to share legal and other fees currently incurred or to be incurred in connection with the activities described in Item 4 of the Third Filing Amendment, which activities included the Stockholder Proposal and the possible nomination of the Slate.

As described above, Mark L. Portnoy is a party to the Voting Agreement, pursuant to which the parties agreed to vote all of their Shares for the election of the Slate as directors of CCII at the Annual Meeting.

As described above, Mark L. Portnoy is a party to the Stockholder Nominee Voting Agreement, pursuant to which the parties agreed to vote all of each Stockholder Nominee’s Shares for the election of the Slate as directors of CCII at the Annual Meeting.

As described above, Mark L. Portnoy and Capital Asset Fund Limited Partnership, as to which Mark L. Portnoy may be deemed the beneficial owner as its General Partner, have an Accounting Services Relationship with Harold D. Berger, pursuant to which Mr. Berger provides accounting services to Mark L. Portnoy and Capital Asset Fund Limited Partnership, on a regular basis and receives customary fees for such accounting services. The Accounting Services Relationship is currently expected to continue.

Name:	Craig E. Fleishman, M.D.

Age:	44

Business Address:	50 W. Sturtevant St.
Orlando, Florida 32806

Residence Address:	5404 Brookline Dr.
Orlando, Florida 32819

Principal Business:	See “PROPOSAL 1: Election of Directors”

Other Information:	See below

Craig E. Fleishman, M.D. has an interest in the election of the Slate and in the approval of the Stockholder Proposal pursuant to (i) the Stockholder Nominee Voting Agreement among each Stockholder Nominee, pursuant to which the parties agreed to vote all of each Stockholder Nominee’s Shares for the election of the Slate as directors of CCII at the Annual Meeting; (ii) being the son of Linda Fleishman, who may be deemed the beneficial owner of 1,400 Shares, and Joel Fleishman, who may be deemed the beneficial owner of 100 Shares; (iii) being the brother of Adam Fleishman, who may be deemed the beneficial owner of 226,175 Shares; (iv) being the brother-in-law of Wendy Fleishman, who may be deemed the beneficial owner of 100 Shares; and (v) his beneficial ownership of Shares, as described below.

Ownership of Shares:	See below

Dr. Fleishman may be deemed the beneficial owner of 9,100 Shares held in his name. Based upon 11,669,629 Shares outstanding as of the Record Date, as reported in CCII’s Proxy, this represents beneficial ownership of approximately less than 0.1% of Shares outstanding.

The table that indicates the date of each purchase and sale of Shares by Craig E. Fleishman, M.D. within the past two years, and the number of Shares in each such purchase and sale is contained in Appendix II.

Contracts, Arrangements or Understandings
with Respect to Securities of CCII:	See below

As described above, Dr. Fleishman is a party to the Stockholder Nominee Voting Agreement, pursuant to which the parties agreed to vote all of each Stockholder Nominee’s Shares for the election of the Slate as directors of CCII at the Annual Meeting.

Dr. Fleishman received 100 Shares as a gift from his brother, Adam Fleishman, on February 7, 2007.

Name:	Harold David Berger

Age:	43

Business Address:	P.O. Box 20301
Atlanta, Georgia 30325

Residence Address:	1079 Dean Drive, NW
Atlanta, Georgia 30318

Principal Business:	See “PROPOSAL 1: Election of Directors”

Other Information:	See below

Harold D. Berger has an interest in the election of the Slate and in the approval of the Stockholder Proposal pursuant to (i) the Accounting Services Relationship whereby Harold D. Berger provides accounting services to Mark L. Portnoy and to Capital Asset Fund Limited Partnership, as to which Mark L. Portnoy may be deemed the beneficial owner as its General Partner, on a regular basis and receives customary fees for such accounting services, which services are currently expected to continue; and (ii) being a stockholder of PartnerCommunity, Inc.

Ownership of Shares:	See below

Mr. Berger does not own any Shares.

Contracts, Arrangements or Understandings
with Respect to Securities of CCII:	See below

As described above, Mr. Berger has an Accounting Services Relationship with Mark L. Portnoy and Capital Asset Fund Limited Partnership, as to which Mark L. Portnoy may be deemed the beneficial owner as its General Partner, pursuant to which Mr. Berger provides accounting services to Mark L. Portnoy and Capital Asset Fund Limited Partnership on a regular basis and receives customary fees for such accounting services. The Accounting Services Relationship is currently expected to continue.

Name:	Scott Douglas Martin

Age:	39

Business Address:	243 Trail Ridge Road
Rutherfordton, North Carolina 28139

Residence Address:	243 Trail Ridge Road
Rutherfordton, North Carolina 28139

Principal Business:	See “PROPOSAL 1: Election of Directors”

Other Information:	See below

Scott D. Martin has an interest in the election of the Slate and in the approval of the Stockholder Proposal pursuant to (i) the Fee Sharing Agreement among Scott D. Martin, David I. Portnoy, Mark L. Portnoy, Visual Investment Corp., PartnerCommunity, Inc., Mayim Investment Limited Partnership, Capital Asset Fund Limited Partnership, George Gaines and Steven Berkowitz, as described in the Third Filing Amendment, pursuant to which the parties agreed to share legal and other fees currently incurred or to be incurred in connection with the activities described in Item 4 of the Third Filing Amendment, which activities included the Stockholder Proposal and the possible nomination of the Slate; (ii) the Voting Agreement among Scott D. Martin, David I. Portnoy, Mark L. Portnoy, Visual Investment Corp., PartnerCommunity, Inc., Jamie H. Zidell, Mayim Investment Limited Partnership, David W. Ruttenberg, Capital Asset Fund Limited Partnership, George Gaines and Steven Berkowitz, as described in the Fourth Filing Amendment, pursuant to which the parties agreed to vote all of their Shares for the election of the Slate as directors of CCII at the Annual Meeting; (iii) the Stockholder Nominee Voting Agreement among each Stockholder Nominee, pursuant to which the parties agreed to vote all of each Stockholder Nominee’s Shares for the election of the Slate as directors of CCII at the Annual Meeting; and (iv) his beneficial ownership of Shares, as described below.

Ownership of Shares:	See below

Mr. Martin may be deemed the beneficial owner of 216,000 Shares held in his name. Based upon 11,669,629 Shares outstanding as of the Record Date, as reported in CCII’s Proxy, this represents beneficial ownership of approximately 1.8% of Shares outstanding.

The table that indicates the date of each purchase and sale of Shares by Scott D. Martin within the past two years, and the number of Shares in each such purchase and sale is contained in Appendix II.

Contracts, Arrangements or Understandings
with Respect to Securities of CCII:	See below

As described above, Scott D. Martin is a party to the Fee Sharing Agreement, pursuant to which the parties agreed to share legal and other fees currently incurred or to be incurred in connection with the activities described in Item 4 of the Third Filing Amendment, which activities included the Stockholder Proposal and the possible nomination of the Slate.

As described above, Scott D. Martin is a party to the Voting Agreement, pursuant to which the parties agreed to vote all of their Shares for the election of the Slate as directors of CCII at the Annual Meeting.

As described above, Scott D. Martin is a party to the Stockholder Nominee Voting Agreement, pursuant to which the parties agreed to vote all of each Stockholder Nominee’s Shares for the election of the Slate as directors of CCII at the Annual Meeting.

Name:	Visual Investment Corp.

Address:	52 Camden Drive
Bal Harbour, Florida 33154

Principal Business:	See below

Visual Investment Corp.’s principal business is to provide investment management services to individuals. David I. Portnoy is the sole Officer and Director of Visual Investment Corp.

Other Information:	See below

Visual Investment Corp. has an interest in the election of the Slate and in the approval of the Stockholder Proposal pursuant to (i) the Fee Sharing Agreement among Visual Investment Corp., David I. Portnoy, Mark L. Portnoy, Scott D. Martin, PartnerCommunity, Inc., Mayim Investment Limited Partnership, Capital Asset Fund Limited Partnership, George Gaines and Steven Berkowitz, as described in the Third Filing Amendment, pursuant to which the parties agreed to share legal and other fees currently incurred or to be incurred in connection with the activities described in Item 4 of the Third Filing Amendment, which activities included the Stockholder Proposal and the possible nomination of the Slate; (ii) the Voting Agreement among Visual Investment Corp., David I. Portnoy, Mark L. Portnoy, Scott D. Martin, PartnerCommunity, Inc., Jamie H. Zidell, Mayim Investment Limited Partnership, David W. Ruttenberg, Capital Asset Fund Limited Partnership, George Gaines and Steven Berkowitz, as described in the Fourth Filing Amendment, pursuant to which the parties agreed to vote all of their Shares for the election of the Slate as directors of CCII at the Annual Meeting; and (iii) its beneficial ownership of Shares, as described below.

Ownership of Shares:	See below

Visual Investment Corp. may be deemed the beneficial owner of 53,850 Shares held in its name. David I. Portnoy is the sole Officer and Director of Visual Investment Corp. Based upon 11,669,629 Shares outstanding as of the Record Date, as reported in CCII’s Proxy, this represents beneficial ownership of approximately 0.4% of Shares outstanding.

The table that indicates the date of each purchase and sale of Shares by Visual Investment Corp. within the past two years, and the number of Shares in each such purchase and sale is contained in Appendix II.

Contracts, Arrangements or Understandings
with Respect to Securities of CCII:	See below

As described above, Visual Investment Corp. is a party to the Fee Sharing Agreement, pursuant to which the parties agreed to share legal and other fees currently incurred or to be incurred in connection with the activities described in Item 4 of the Third Filing Amendment, which activities included the Stockholder Proposal and the possible nomination of the Slate.

As described above, Visual Investment Corp. is a party to the Voting Agreement, pursuant to which the parties agreed to vote all of their Shares for the election of the Slate as directors of CCII at the Annual Meeting.

Name:	PartnerCommunity, Inc.

Address:	901 Yamato Road, Suite 115
Boca Raton, Florida, 33431

Principal Business:	See below

PartnerCommunity, Inc.’s principal business is software development. David I. Portnoy is the Chairman of the Board of Directors and Secretary of PartnerCommunity, Inc. Mark L. Portnoy is a Director of PartnerCommunity, Inc.

Other Information:	See below

PartnerCommunity, Inc. has an interest in the election of the Slate and in the approval of the Stockholder Proposal pursuant to (i) the Fee Sharing Agreement among PartnerCommunity, Inc., David I. Portnoy, Mark L. Portnoy, Scott D. Martin, Visual Investment Corp., Mayim Investment Limited Partnership, Capital Asset Fund Limited Partnership, George Gaines and Steven Berkowitz, as described in the Third Filing Amendment, pursuant to which the parties agreed to share legal and other fees currently incurred or to be incurred in connection with the activities described in Item 4 of the Third Filing Amendment, which activities included the Stockholder Proposal and the possible nomination of the Slate; (ii) the Voting Agreement among PartnerCommunity, Inc., David I. Portnoy, Mark L. Portnoy, Scott D. Martin, Visual Investment Corp., Jamie H. Zidell, Mayim Investment Limited Partnership, David W. Ruttenberg, Capital Asset Fund Limited Partnership, George Gaines and Steven Berkowitz, as described in the Fourth Filing Amendment, pursuant to which the parties agreed to vote all of their Shares for the election of the Slate as directors of CCII at the Annual Meeting; (iii) the Investment Advisory Agreement between PartnerCommunity, Inc. and Mayim Management, LLC, a Delaware limited liability company whose owner and Managing Member is David I. Portnoy, as described in Item 6 of the Fourth Filing Amendment, pursuant to which Mayim Management, LLC is authorized to make investment and voting decisions relating to certain securities investments made by PartnerCommunity, Inc., which include the Shares held by PartnerCommunity, Inc.; and (iv) its beneficial ownership of Shares, as described below.

Ownership of Shares:	See below

PartnerCommunity, Inc. may be deemed the beneficial owner of 90,787 Shares held in its name. David I. Portnoy is Chairman of the Board of Directors and Secretary of PartnerCommunity, Inc. and Managing Member of Mayim Management, LLC, which may exercise investment and voting discretion over such Shares in accordance with the Investment Advisory Agreement. Based upon 11,669,629 Shares outstanding as of the Record Date, as reported in CCII’s Proxy, this represents beneficial ownership of approximately 0.7% of Shares outstanding.

The table that indicates the date of each purchase and sale of Shares by PartnerCommunity, Inc. within the past two years, and the number of Shares in each such purchase and sale is contained in Appendix II.

Contracts, Arrangements or Understandings
with Respect to Securities of CCII:	See below

As described above, PartnerCommunity, Inc. is a party to the Fee Sharing Agreement, pursuant to which the parties agreed to share legal and other fees currently incurred or to be incurred in connection with the activities described in Item 4 of the Third Filing Amendment, which activities included the Stockholder Proposal and the possible nomination of the Slate.

As described above, PartnerCommunity, Inc. is a party to the Voting Agreement, pursuant to which the parties agreed to vote all of their Shares for the election of the Slate as directors of CCII at the Annual Meeting.

As described above, PartnerCommunity, Inc. is a party to the Investment Advisory Agreement, pursuant to which Mayim Management, LLC may exercise investment and voting discretion over PartnerCommunity, Inc.’s Shares.

Name:	Jamie H. Zidell

Age:	37

Business Address:	300 71st Street, Suite 605
Miami Beach, Florida 33141

Principal Business:	See below

Jamie H. Zidell is an attorney employed by J.H. Zidell Attorneys. J.H. Zidell Attorneys provides legal services and has its business address at 300 71st Street, Suite 605, Miami Beach, Florida 33141.

Other Information:	See below

Jamie H. Zidell has an interest in the election of the Slate and in the approval of the Stockholder Proposal pursuant to (i) the Voting Agreement among Jamie H. Zidell, David I. Portnoy, Mark L. Portnoy, Scott D. Martin, Visual Investment Corp., PartnerCommunity, Inc., Mayim Investment Limited Partnership, David W. Ruttenberg, Capital Asset Fund Limited Partnership, George Gaines and Steven Berkowitz, as described in the Fourth Filing Amendment, pursuant to which the parties agreed to vote all of their Shares for the election of the Slate as directors of CCII at the Annual Meeting; (ii) the Zidell-Portnoy Agreements between David I. Portnoy and Jamie H. Zidell, pursuant to which David I. Portnoy guarantees any shortfall below a certain amount in Mr. Zidell’s investment accounts in return for the sharing of profits in such investment accounts; (iii) being a stockholder of PartnerCommunity, Inc.; and (iv) his beneficial ownership of Shares, as described below.

Ownership of Shares:	See below

Jamie H. Zidell may be deemed the beneficial owner of 174,430 Shares held in his name. Pursuant to the Zidell-Portnoy Agreements, David I. Portnoy exercises investment (but not voting) discretion over the Shares held by Jamie H. Zidell. Based upon 11,669,629 Shares outstanding as of the Record Date, as reported in CCII’s Proxy, this represents beneficial ownership of approximately 1.4% of Shares outstanding.

The table that indicates the date of each purchase and sale of Shares by Jamie H. Zidell within the past two years, and the number of Shares in each such purchase and sale is contained in Appendix II.

Contracts, Arrangements or Understandings
with Respect to Securities of CCII:	See below

As described above, Jamie H. Zidell is a party to the Voting Agreement, pursuant to which the parties agreed to vote all of their Shares for the election of the Slate as directors of CCII at the Annual Meeting.

As described above, Jamie H. Zidell is a party to the Zidell-Portnoy Agreements, pursuant to which David I. Portnoy guarantees any shortfall below a certain amount in Mr. Zidell’s investment accounts in return for the sharing of profits in such investment accounts. Mr. Portnoy does not direct the voting control over the Shares owned by Mr. Zidell.

Name:	Mayim Investment Limited Partnership

Address:	52 Camden Drive
Bal Harbour, Florida 33154

Principal Business:	See below

Mayim Investment Limited Partnership was formed for the purpose of making an investment in the Shares. David I. Portnoy is the owner and Managing Member of Mayim Management, LLC, which is the General Partner of Mayim Management Limited Partnership, which is the General Partner of Mayim Investment Limited Partnership.

Other Information:	See below

Mayim Investment Limited Partnership has an interest in the election of the Slate and in the approval of the Stockholder Proposal pursuant to (i) the Fee Sharing Agreement among Mayim Investment Limited Partnership, David I. Portnoy, Mark L. Portnoy, Scott D. Martin, Visual Investment Corp., PartnerCommunity, Inc., Capital Asset Fund Limited Partnership, George Gaines and Steven Berkowitz, as described in the Third Filing Amendment, pursuant to which the parties agreed to share legal and other fees currently incurred or to be incurred in connection with the activities described in Item 4 of the Third Filing Amendment, which activities included the Stockholder Proposal and the possible nomination of the Slate; (ii) the Voting Agreement among Mayim Investment Limited Partnership, David I. Portnoy, Mark L. Portnoy, Scott D. Martin, Visual Investment Corp., PartnerCommunity, Inc., Jamie H. Zidell, David W. Ruttenberg, Capital Asset Fund Limited Partnership, George Gaines and Steven Berkowitz, as described in the Fourth Filing Amendment, pursuant to which the parties agreed to vote all of their Shares for the election of the Slate as directors of CCII at the Annual Meeting; (iii) the Investment Advisory Agreement between PartnerCommunity, Inc. and Mayim Management, LLC, a Delaware limited liability company which is the General Partner of Mayim Management Limited Partnership, which is the General Partner of Mayim Investment Limited Partnership, and whose owner and Managing Member is David I. Portnoy, as described in Item 6 of the Fourth Filing Amendment, pursuant to which Mayim Management, LLC is authorized to make investment and voting decisions relating to certain securities investments made by PartnerCommunity, Inc., which include the Shares held by PartnerCommunity, Inc.; and (iv) its beneficial ownership of Shares, as described below.

Ownership of Shares:	See below

Mayim Investment Limited Partnership may be deemed the beneficial owner of 152,957 Shares held in its name. David I. Portnoy is the owner and Managing Member of Mayim Management LLC, which is the General Partner of Mayim Management Limited Partnership, which is the General Partner of Mayim Investment Limited Partnership. Based upon 11,669,629 Shares outstanding as of the Record Date, as reported in CCII’s Proxy, this represents beneficial ownership of approximately 1.3% of Shares outstanding.

The table that indicates the date of each purchase and sale of Shares by Mayim Investment Limited Partnership within the past two years, and the number of Shares in each such purchase and sale is contained in Appendix II.

Contracts, Arrangements or Understandings
with Respect to Securities of CCII:	See below

As described above, Mayim Investment Limited Partnership is a party to the Fee Sharing Agreement, pursuant to which the parties agreed to share legal and other fees currently incurred or to be incurred in connection with the activities described in Item 4 of the Third Filing Amendment, which activities included the Stockholder Proposal and the possible nomination of the Slate.

As described above, Mayim Investment Limited Partnership is a party to the Voting Agreement, pursuant to which the parties agreed to vote all of their Shares for the election of the Slate as directors of CCII at the Annual Meeting.

Name:	David W. Ruttenberg

Age:	66

Business Address:	Belgravia Group, Real Estate Development

833 N. Orleans, Suite 400
Chicago, Illinois 60610

Principal Business:	See below

David W. Ruttenberg is a real estate developer employed by Belgravia Group. Belgravia Group is in the real estate developing business and has its business address at 833 N. Orleans, Suite 400, Chicago, Illinois 60610.

Other Information:	See below

David W. Ruttenberg has an interest in the election of the Slate and in the approval of the Stockholder Proposal pursuant to (i) the Voting Agreement among David W. Ruttenberg, David I. Portnoy, Mark L. Portnoy, Scott D. Martin, Visual Investment Corp., PartnerCommunity, Inc., Jamie H. Zidell, Mayim Investment Limited Partnership, Capital Asset Fund Limited Partnership, George Gaines and Steven Berkowitz, as described in the Fourth Filing Amendment, pursuant to which the parties agreed to vote all of their Shares for the election of the Slate as directors of CCII at the Annual Meeting; (ii) the Ruttenberg-Portnoy Agreement between

David I. Portnoy and David W. Ruttenberg, pursuant to which David W. Ruttenberg agreed to compensate David I. Portnoy with a percentage of Mr. Ruttenberg’s profits, if any, from his investment in the Shares; (iii) a verbal agreement dated late February or early March between David I. Portnoy and David W. Ruttenberg, pursuant to which David W. Ruttenberg agreed to share legal and other fees in connection with the Stockholder Proposal and the possible nomination of the Slate with the parties to the Fee Sharing Agreement; (iv) being a stockholder of Mayim Investment Limited Partnership; and (v) his beneficial ownership of Shares, as described below.

Ownership of Shares:	See below

David W. Ruttenberg may be deemed the beneficial owner of 119,080 Shares held in the name of The Crilly Court Trust, whose beneficiary is David W. Ruttenberg. Pursuant to the Ruttenberg-Portnoy Agreement, David I. Portnoy exercises investment (but not voting) discretion over the Shares held by The Crilly Court Trust. Based upon 11,669,629 Shares outstanding as of the Record Date, as reported in CCII’s Proxy, this represents beneficial ownership of approximately 1.0% of Shares outstanding.

The table that indicates the date of each purchase and sale of Shares that may be beneficially owned by David W. Ruttenberg as The Crilly Court Trust’s beneficiary within the past two years, and the number of Shares in each such purchase and sale is contained in Appendix II.

Contracts, Arrangements or Understandings
with Respect to Securities of CCII:	See below

As described above, David W. Ruttenberg is a party to the Voting Agreement, pursuant to which the parties agreed to vote all of their Shares for the election of the Slate as directors of CCII at the Annual Meeting.

As described above, David W. Ruttenberg is a party to the Ruttenberg-Portnoy Agreement, pursuant to which David W. Ruttenberg agreed to compensate David I. Portnoy with a percentage of Mr. Ruttenberg’s profits, if any, from his investment in the Shares. Mr. Portnoy does not direct the voting control over the Shares owned by Mr. Ruttenberg.

As described above, David W. Ruttenberg is a party to a verbal agreement with David Portnoy, pursuant to which David W. Ruttenberg agreed to share legal and other fees in connection with the Stockholder Proposal and the possible nomination of the Slate with the parties to the Fee Sharing Agreement.

Name:	Lynne Portnoy

Age:	60

Business Address:	52 Camden Drive
Bal Harbour, Florida 33154

Principal Business:	Retired Private Investor

Other Information:	See below

Lynne Portnoy has an interest in the election of the Slate and in the approval of the Stockholder Proposal pursuant to (i) the Portnoys’ Agreement among David I. Portnoy, Lynne Portnoy and Gilbert Portnoy, pursuant to which David I. Portnoy is authorized to make investment and voting decisions relating to the Shares owned by Lynne Portnoy and Gilbert Portnoy, although Lynne Portnoy and Gilbert Portnoy retain their right to withdraw their assets from the agreement; (ii) being the stepmother of David I. Portnoy and Mark L. Portnoy; (iii) being the wife of Gilbert Portnoy; and (iv) her beneficial ownership of Shares, as described below.

Ownership of Shares:	See below

Lynne Portnoy may be deemed the beneficial owner of 16,150 Shares held in her name and of 3,000 Shares held in joint ownership with Gilbert Portnoy. Pursuant to the Portnoys’ Agreement, David I. Portnoy exercises investment and voting discretion over the Shares held by Lynne Portnoy. Based upon 11,669,629 Shares outstanding as of the Record Date, as reported in CCII’s Proxy, this represents beneficial ownership of approximately 0.1% of Shares outstanding. Lynne Portnoy has not purchased or sold Shares within the last two years.

Contracts, Arrangements or Understandings
with Respect to Securities of CCII:	See below

As described above, Lynne Portnoy is a party to the Portnoys’ Agreement, pursuant to which David I. Portnoy is authorized to make investment and voting decisions relating to the Shares owned by Lynne Portnoy and Gilbert Portnoy, although Lynne Portnoy and Gilbert Portnoy retain their right to withdraw their assets from the agreement.

Name:	Gilbert Portnoy

Age:	74

Business Address:	52 Camden Drive
Bal Harbour, Florida 33154

Principal Business:	Retired Private Investor

Other Information:	See below

Gilbert Portnoy has an interest in the election of the Slate and in the approval of the Stockholder Proposal pursuant to (i) the Portnoys’ Agreement among David I. Portnoy, Lynne Portnoy and Gilbert Portnoy, pursuant to which David I. Portnoy is authorized to make investment and voting decisions relating to the Shares owned by Lynne Portnoy and Gilbert Portnoy, although Lynne Portnoy and Gilbert Portnoy retain their right to withdraw their assets from the agreement; (ii) being the father of David I. Portnoy and Mark L. Portnoy; (iii) being the husband of Lynne Portnoy; and (iv) his beneficial ownership of Shares, as described below.

Ownership of Shares:	See below

Gilbert Portnoy may be deemed the beneficial owner of 143 Shares held in his name and of 3,000 Shares held in joint ownership with Lynne Portnoy. Pursuant to the Portnoys’ Agreement, David I. Portnoy exercises investment and voting discretion over the Shares held by Gilbert Portnoy. Based upon 11,669,629 Shares outstanding as of the Record Date, as reported in CCII’s Proxy, this represents beneficial ownership of approximately less than 0.1% of Shares outstanding. Gilbert Portnoy has not purchased or sold Shares within the last two years.

Contracts, Arrangements or Understandings
with Respect to Securities of CCII:	See below

As described above, Gilbert Portnoy is a party to the Portnoys’ Agreement, pursuant to which David I. Portnoy is authorized to make investment and voting decisions relating to the Shares owned by Lynne Portnoy and Gilbert Portnoy, although Lynne Portnoy and Gilbert Portnoy retain their right to withdraw their assets from the agreement.

Name:	Capital Asset Fund Limited Partnership

Address:	90 Alton Rd., Suite 3307
Miami Beach, Florida 33139

Principal Business:	See below

Capital Asset Fund Limited Partnership’s principal business is investing in various businesses. Mark L. Portnoy is the General Partner of Capital Asset Fund Limited Partnership.

Other Information:	See below

Capital Asset Fund Limited Partnership has an interest in the election of the Slate and in the approval of the Stockholder Proposal pursuant to (i) the Fee Sharing Agreement among Capital Asset Fund Limited Partnership, David I. Portnoy, Mark L. Portnoy, Scott D. Martin, Visual Investment Corp., PartnerCommunity, Inc., Mayim Investment Limited Partnership, George Gaines and Steven Berkowitz, as described in the Third Filing Amendment, pursuant to which the parties agreed to share legal and other fees currently incurred or to be incurred in connection with the activities described in Item 4 of the Third Filing Amendment, which activities included the Stockholder Proposal and the possible nomination of the Slate; (ii) the Voting Agreement among Capital Asset Fund Limited Partnership, David I. Portnoy, Mark L. Portnoy, Scott D. Martin, Visual Investment Corp., PartnerCommunity, Inc., Jamie H. Zidell, Mayim Investment Limited Partnership, David W. Ruttenberg, George Gaines and Steven Berkowitz, as described in the Fourth Filing Amendment, pursuant to which the parties agreed to vote all of their Shares for the election of the Slate as directors of CCII at the Annual Meeting; (iii) the Accounting Services Relationship whereby Harold D. Berger provides accounting services to Mark L. Portnoy and to Capital Asset Fund Limited Partnership, as to which Mark L. Portnoy may be deemed the beneficial owner as its General Partner, on a regular basis and receives customary fees for such accounting services, which services are currently expected to continue; and (iv) its beneficial ownership of Shares, as described below.

Ownership of Shares:	See below

Capital Asset Fund Limited Partnership may be deemed the beneficial owner of 40,000 Shares held in its name. Mark L. Portnoy is the General Partner of Capital Asset Fund Limited Partnership. Based upon 11,669,629 Shares outstanding as of the Record Date, as reported in CCII’s Proxy, this represents beneficial ownership of approximately 0.3% of Shares outstanding.

The table that indicates the date of each purchase and sale of Shares by Capital Asset Fund Limited Partnership within the past two years, and the number of Shares in each such purchase and sale is contained in Appendix II.

Contracts, Arrangements or Understandings
with Respect to Securities of CCII:	See below

As described above, Capital Asset Fund Limited Partnership is a party to the Fee Sharing Agreement, pursuant to which the parties agreed to share legal and other fees currently incurred or to be incurred in connection with the activities described in Item 4 of the Third Filing Amendment, which activities included the Stockholder Proposal and the possible nomination of the Slate.

As described above, Capital Asset Fund Limited Partnership is a party to the Voting Agreement, pursuant to which the parties agreed to vote all of their Shares for the election of the Slate as directors of CCII at the Annual Meeting.

As described above, Mark L. Portnoy and Capital Asset Fund Limited Partnership, as to which Mark L. Portnoy may be deemed the beneficial owner as its General Partner, have an Accounting Services Relationship with Harold D. Berger, pursuant to which Mr. Berger provides accounting services to Mark L. Portnoy and Capital Asset Fund Limited Partnership on a regular basis and receives customary fees for such accounting services. The Accounting Services Relationship is currently expected to continue.

Name:	George Gaines

Age:	53

Business Address:	2207 Orrington Avenue
Evanston, Illinois 60201

Principal Business:	Private Equity Professional

Other Information:	See below

George Gaines has an interest in the election of the Slate and in the approval of the Stockholder Proposal pursuant to (i) the Fee Sharing Agreement among George Gaines, David I. Portnoy, Mark L. Portnoy, Scott D. Martin, Visual Investment Corp., PartnerCommunity, Inc., Mayim Investment Limited Partnership, Capital Asset Fund Limited Partnership and Steven Berkowitz, as described in the Third Filing Amendment, pursuant to which the parties agreed to share legal and other fees currently incurred or to be incurred in connection with the activities described in Item 4 of the Third Filing Amendment, which activities included the Stockholder Proposal and the possible nomination of the Slate; (ii) the Voting Agreement among George Gaines, David I. Portnoy, Mark L. Portnoy, Scott D. Martin, Visual Investment Corp., PartnerCommunity, Inc., Jamie H. Zidell, Mayim Investment Limited Partnership, David W. Ruttenberg, Capital Asset Fund Limited Partnership and Steven Berkowitz, as described in the Fourth Filing Amendment, pursuant to which the parties agreed to vote all of their Shares for the election of the Slate as directors of CCII at the Annual Meeting; and (iii) his beneficial ownership of Shares, as described below.

Ownership of Shares:	See below

George Gaines may be deemed the beneficial owner of 200,000 Shares held in his name. Some of the Shares were acquired by Mr. Gaines through margin borrowing, but currently the margin account has no indebtedness. Based upon 11,669,629 Shares outstanding as of the Record Date, as reported in CCII’s Proxy, this represents beneficial ownership of approximately 1.7% of Shares outstanding.

The table that indicates the date of each purchase and sale of Shares by George Gaines within the past two years, and the number of Shares in each such purchase and sale is contained in Appendix II.

Contracts, Arrangements or Understandings
with Respect to Securities of CCII:	See below

As described above, George Gaines is a party to the Fee Sharing Agreement, pursuant to which the parties agreed to share legal and other fees currently incurred or to be incurred in connection with the activities described in Item 4 of the Third Filing Amendment, which activities included the Stockholder Proposal and the possible nomination of the Slate.

As described above, George Gaines is a party to the Voting Agreement, pursuant to which the parties agreed to vote all of their Shares for the election of the Slate as directors of CCII at the Annual Meeting.

Name:	Steven Berkowitz

Age:	66

Business Address:	514 W. Webster Ave.
Chicago, Illinois, 60614

Principal Business:	Private Investor

Other Information:	See below

Steven Berkowitz has an interest in the election of the Slate and in the approval of the Stockholder Proposal pursuant to (i) the Fee Sharing Agreement among Steven Berkowitz, David I. Portnoy, Mark L. Portnoy, Scott D. Martin, Visual Investment Corp., PartnerCommunity, Inc., Mayim Investment Limited Partnership, Capital Asset Fund Limited Partnership and George Gaines, as described in the Third Filing Amendment, pursuant to which the parties agreed to share legal and other fees currently incurred or to be incurred in connection with the activities described in Item 4 of the Third Filing Amendment, which activities included the Stockholder Proposal and the possible nomination of the Slate; (ii) the Voting Agreement among Steven Berkowitz, David I. Portnoy, Mark L. Portnoy, Scott D. Martin, Visual Investment Corp., PartnerCommunity, Inc., Jamie H. Zidell, Mayim Investment Limited Partnership, David W. Ruttenberg, Capital Asset Fund Limited Partnership and George Gaines, as described in the Fourth Filing Amendment, pursuant to which the parties agreed to vote all of their Shares for the election of the Slate as directors of CCII at the Annual Meeting; (iii) being the father of Wendy Fleishman, who may be deemed the beneficial owner of 100 Shares; (iv) being the father-in-law of Adam Fleishman, who may be deemed the beneficial owner of 226,175 Shares; and (v) his beneficial ownership of Shares, as described below.

Ownership of Shares:	See below

Steven Berkowitz may be deemed the beneficial owner of 150,000 Shares held in his name. Based upon 11,669,629 Shares outstanding as of the Record Date, as reported in CCII’s Proxy, this represents beneficial ownership of approximately 1.2% of Shares outstanding.

The table that indicates the date of each purchase and sale of Shares by Steven Berkowitz within the past two years, and the number of Shares in each such purchase and sale is contained in Appendix II.

Contracts, Arrangements or Understandings
with Respect to Securities of CCII:	See below

As described above, Steven Berkowitz is a party to the Fee Sharing Agreement, pursuant to which the parties agreed to share legal and other fees currently incurred or to be incurred in connection with the activities described in Item 4 of the Third Filing Amendment, which activities included the Stockholder Proposal and the possible nomination of the Slate.

As described above, Steven Berkowitz is a party to the Voting Agreement, pursuant to which the parties agreed to vote all of their Shares for the election of the Slate as directors of CCII at the Annual Meeting.

APPENDIX II

The following table indicates the date of each purchase and sale of Shares by David I. Portnoy within the past two years, and the number of Shares in each such purchase and sale:

Name	Date	Shares Purchased (Sold)
David I. Portnoy	May 18, 2007	336
David I. Portnoy	May 18, 2007	3,392
David I. Portnoy	May 18, 2007	2,450
David I. Portnoy	May 17, 2007	2,500
David I. Portnoy	May 17, 2007	2,800
David I. Portnoy	May 16, 2007	2,050
David I. Portnoy	May 16, 2007	800
David I. Portnoy	May 15, 2007	800
David I. Portnoy	May 15, 2007	3,971
David I. Portnoy	May 14, 2007	1,929
David I. Portnoy	May 11, 2007	4,136
David I. Portnoy	May 11, 2007	800
David I. Portnoy	May 10, 2007	408
David I. Portnoy	May 7, 2007	5,000
David I. Portnoy	May 7, 2007	2,000
David I. Portnoy	March 6, 2007	(2,000)
David I. Portnoy	March 5, 2007	(1,300)
David I. Portnoy	December 14, 2006	(800)
David I. Portnoy	November 3, 2006	(4,700)
David I. Portnoy	November 3, 2006	(300)
David I. Portnoy	October 24, 2006	(2,179)
David I. Portnoy	October 16, 2006	(500)
David I. Portnoy	September 21, 2006	1,000
David I. Portnoy	September 21, 2006	1,000
David I. Portnoy	September 14, 2006	336
David I. Portnoy	September 14, 2006	317
David I. Portnoy	September 7, 2006	(300)
David I. Portnoy	September 7, 2006	(3,300)
David I. Portnoy	September 7, 2006	(500)
David I. Portnoy	August 14, 2006	(1,000)
David I. Portnoy	August 14, 2006	(1,000)
David I. Portnoy	August 11, 2006	125
David I. Portnoy	August 8, 2006	(800)
David I. Portnoy	July 31, 2006	(1,000)
David I. Portnoy	June 8, 2006	(3,500)
David I. Portnoy	June 8, 2006	(3,500)
David I. Portnoy	June 8, 2006	(1,000)
David I. Portnoy	June 8, 2006	(1,000)
David I. Portnoy	June 8, 2006	(500)
David I. Portnoy	June 8, 2006	(500)

Name	Date	Shares Purchased (Sold)
David I. Portnoy	June 8, 2006	(5,000)
David I. Portnoy	May 31, 2006	(5,161)
David I. Portnoy	May 22, 2006	(4,000)
David I. Portnoy	May 22, 2006	(2,000)
David I. Portnoy	May 22, 2006	(2,000)
David I. Portnoy	May 16, 2006	(10,000)
David I. Portnoy	May 16, 2006	(5,000)
David I. Portnoy	May 16, 2006	(2,000)
David I. Portnoy	May 16, 2006	(3,000)
David I. Portnoy	May 15, 2006	10,000
David I. Portnoy	May 15, 2006	6,200
David I. Portnoy	May 8, 2006	2,000
David I. Portnoy	April 28, 2006	(813)
David I. Portnoy	April 28, 2006	(500)
David I. Portnoy	April 11, 2006	(2,000)
David I. Portnoy	April 10, 2006	(10,000)
David I. Portnoy	April 10, 2006	(5,500)
David I. Portnoy	April 10, 2006	(4,500)
David I. Portnoy	April 10, 2006	(4,426)
David I. Portnoy	April 10, 2006	(3,100)
David I. Portnoy	April 10, 2006	(2,000)
David I. Portnoy	March 8, 2006	(4,000)
David I. Portnoy	March 8, 2006	(1,300)
David I. Portnoy	March 8, 2006	(1,000)
David I. Portnoy	March 7, 2006	(700)
David I. Portnoy	March 3, 2006	(5,000)
David I. Portnoy	March 3, 2006	(5,000)
David I. Portnoy	March 2, 2006	(3,000)
David I. Portnoy	March 2, 2006	(2,375)
David I. Portnoy	March 1, 2006	(1,500)
David I. Portnoy	March 1, 2006	(1,000)
David I. Portnoy	March 1, 2006	(5,000)
David I. Portnoy	February 27, 2006	10,000
David I. Portnoy	February 27, 2006	(2,500)
David I. Portnoy	February 27, 2006	(500)
David I. Portnoy	February 27, 2006	(500)
David I. Portnoy	February 27, 2006	(500)
David I. Portnoy	February 27, 2006	(500)
David I. Portnoy	February 24, 2006	(4,300)
David I. Portnoy	February 24, 2006	(3,000)
David I. Portnoy	February 14, 2006	(2,336)
David I. Portnoy	January 19, 2006	(3,600)
David I. Portnoy	January 13, 2006	2,600
David I. Portnoy	January 12, 2006	2,600

Name	Date	Shares Purchased (Sold)
David I. Portnoy	January 12, 2006	1,118
David I. Portnoy	January 4, 2006	4,500
David I. Portnoy	December 30, 2005	500
David I. Portnoy	December 29, 2005	5,000
David I. Portnoy	December 16, 2005	5,000
David I. Portnoy	December 13, 2005	5,000
David I. Portnoy	December 12, 2005	2,000
David I. Portnoy	December 8, 2005	1,000
David I. Portnoy	December 7, 2005	1,500
David I. Portnoy	December 7, 2005	1,000
David I. Portnoy	December 7, 2005	500
David I. Portnoy	November 28, 2005	5,000
David I. Portnoy	November 17, 2005	(4,500)
David I. Portnoy	November 14, 2005	3,500
David I. Portnoy	November 14, 2005	1,500
David I. Portnoy	November 11, 2005	1,000
David I. Portnoy	November 10, 2005	(1,000)
David I. Portnoy	November 10, 2005	4,000
David I. Portnoy	November 10, 2005	3,154
David I. Portnoy	November 10, 2005	3,118
David I. Portnoy	November 10, 2005	3,000
David I. Portnoy	November 10, 2005	2,900
David I. Portnoy	November 10, 2005	2,090
David I. Portnoy	November 10, 2005	2,000
David I. Portnoy	November 10, 2005	1,000
David I. Portnoy	November 10, 2005	300
David I. Portnoy	October 17, 2005	2,500
David I. Portnoy	October 17, 2005	2,378
David I. Portnoy	October 17, 2005	1,500
David I. Portnoy	October 17, 2005	1,326
David I. Portnoy	October 17, 2005	400
David I. Portnoy	October 14, 2005	500
David I. Portnoy	October 14, 2005	1,654
David I. Portnoy	October 14, 2005	1,000
David I. Portnoy	October 14, 2005	1,000
David I. Portnoy	October 13, 2005	572
David I. Portnoy	October 12, 2005	2,000
David I. Portnoy	October 11, 2005	2,000
David I. Portnoy	October 7, 2005	2,000
David I. Portnoy	October 6, 2005	3,600
David I. Portnoy	October 6, 2005	2,000
David I. Portnoy	September 29, 2005	5,000
David I. Portnoy	September 29, 2005	3,650
David I. Portnoy	September 29, 2005	1,000

Name	Date	Shares Purchased (Sold)
David I. Portnoy	September 27, 2005	2,008
David I. Portnoy	September 20, 2005	(1,000)
David I. Portnoy	September 13, 2005	(2,000)
David I. Portnoy	September 13, 2005	2,000
David I. Portnoy	August 11, 2005	(1,428)
David I. Portnoy	July 15, 2005	(10,000)
David I. Portnoy	July 15, 2005	(10,000)
David I. Portnoy	July 15, 2005	(5,000)
David I. Portnoy	July 15, 2005	(5,000)
David I. Portnoy	July 15, 2005	(5,000)
David I. Portnoy	July 15, 2005	(4,500)
David I. Portnoy	July 15, 2005	(4,500)
David I. Portnoy	July 15, 2005	(2,000)
David I. Portnoy	July 15, 2005	(2,000)
David I. Portnoy	July 15, 2005	(500)
David I. Portnoy	July 15, 2005	(500)
David I. Portnoy	July 8, 2005	1,428
David I. Portnoy	June 29, 2005	1,000
David I. Portnoy	June 29, 2005	1,000
David I. Portnoy	June 27, 2005	(843)
David I. Portnoy	June 17, 2005	650
David I. Portnoy	June 9, 2005	1,050
David I. Portnoy	June 6, 2005	2,500
David I. Portnoy	June 6, 2005	800
David I. Portnoy	June 2, 2005	(1,000)
David I. Portnoy	May 31, 2005	(1,000)
David I. Portnoy	May 27, 2005	(1,500)
David I. Portnoy	May 27, 2005	(500)
David I. Portnoy	May 26, 2005	(2,000)
David I. Portnoy	May 26, 2005	(2,000)
David I. Portnoy	May 26, 2005	(1,000)
David I. Portnoy	May 26, 2005	(1,000)

The following table indicates the date of each purchase and sale of Shares by Mark L. Portnoy within the past two years, and the number of Shares in each such purchase and sale:

Name	Date	Shares Purchased (Sold)
Mark L. Portnoy	September 12, 2006	1,000
Mark L. Portnoy	September 1, 2006	1,000
Mark L. Portnoy	July 20, 2006	1,000
Mark L. Portnoy	June 23, 2006	500
Mark L. Portnoy	June 14, 2006	(1,300)
Mark L. Portnoy	June 14, 2006	(1,000)
Mark L. Portnoy	June 14, 2006	(1,000)
Mark L. Portnoy	April 24, 2006	1,000

Name	Date	Shares Purchased (Sold)
Mark L. Portnoy	April 24, 2006	2,000
Mark L. Portnoy	April 11, 2006	(925)
Mark L. Portnoy	April 11, 2006	(575)
Mark L. Portnoy	April 11, 2006	(500)
Mark L. Portnoy	February 15, 2006	300
Mark L. Portnoy	February 14, 2006	615
Mark L. Portnoy	December 12, 2005	1,000
Mark L. Portnoy	December 12, 2005	1,000
Mark L. Portnoy	December 9, 2005	1,000
Mark L. Portnoy	December 9, 2005	1,000
Mark L. Portnoy	December 6, 2005	1,000
Mark L. Portnoy	December 6, 2005	1,000
Mark L. Portnoy	November 15, 2005	1,000
Mark L. Portnoy	November 15, 2005	1,000
Mark L. Portnoy	November 14, 2005	1,000
Mark L. Portnoy	October 4, 2005	2,000
Mark L. Portnoy	October 4, 2005	1,000
Mark L. Portnoy	October 4, 2005	1,000
Mark L. Portnoy	June 22, 2005	1,000
Mark L. Portnoy	June 7, 2005	1,000

The following table indicates the date of each purchase and sale of Shares by Craig E. Fleishman within the past two years, and the number of Shares in each such purchase and sale:

Name	Date	Shares Purchased (Sold)
Craig E. Fleishman	February 7, 2007	100 (gift)
Craig E. Fleishman	November 10, 2006	1,527
Craig E. Fleishman	November 9, 2006	2,473
Craig E. Fleishman	December 7, 2005	5,000

The following table indicates the date of each purchase and sale of Shares by Scott D. Martin within the past two years, and the number of Shares in each such purchase and sale:

Name	Date	Shares Purchased (Sold)
Scott D. Martin	February 20, 2007	1,000
Scott D. Martin	December 12, 2006	7,290
Scott D. Martin	December 8, 2006	1,000
Scott D. Martin	December 8, 2006	3,210
Scott D. Martin	December 7, 2006	1,000
Scott D. Martin	December 6, 2006	2,000
Scott D. Martin	November 29, 2006	500
Scott D. Martin	October 18, 2006	6,000
Scott D. Martin	October 16, 2006	4,000
Scott D. Martin	October 16, 2006	15,000
Scott D. Martin	October 13, 2006	1,000

Name	Date	Shares Purchased (Sold)
Scott D. Martin	October 13, 2006	1,000
Scott D. Martin	October 13, 2006	5,000
Scott D. Martin	October 11, 2006	15,000
Scott D. Martin	October 11, 2006	5,000
Scott D. Martin	October 10, 2006	20,000
Scott D. Martin	October 5, 2006	6,400
Scott D. Martin	October 5, 2006	3,100
Scott D. Martin	October 5, 2006	500
Scott D. Martin	September 27, 2006	1,000
Scott D. Martin	September 27, 2006	2,500
Scott D. Martin	September 27, 2006	5,000
Scott D. Martin	September 27, 2006	5,000
Scott D. Martin	September 27, 2006	5,000
Scott D. Martin	September 26, 2006	7,500
Scott D. Martin	September 26, 2006	500
Scott D. Martin	September 21, 2006	10,000
Scott D. Martin	September 21, 2006	5,000
Scott D. Martin	September 21, 2006	5,000
Scott D. Martin	September 18, 2006	20,000
Scott D. Martin	September 12, 2006	13,800
Scott D. Martin	September 11, 2006	6,200
Scott D. Martin	September 8, 2006	5,000
Scott D. Martin	September 6, 2006	2,000
Scott D. Martin	September 6, 2006	3,000
Scott D. Martin	August 31, 2006	3,500
Scott D. Martin	August 31, 2006	1,500
Scott D. Martin	August 30, 2006	1,500
Scott D. Martin	August 24, 2006	15,000

The following table indicates the date of each purchase and sale of Shares by Visual Investment Corp. within the past two years, and the number of Shares in each such purchase and sale:

Name	Date	Shares Purchased (Sold)
Visual Investment Corp.	August 2, 2006	(1,000)
Visual Investment Corp.	June 22, 2006	1,350
Visual Investment Corp.	June 22, 2006	1,000
Visual Investment Corp.	June 21, 2006	5,000
Visual Investment Corp.	June 19, 2006	(5,000)
Visual Investment Corp.	June 19, 2006	(4,500)
Visual Investment Corp.	June 16, 2006	(500)
Visual Investment Corp.	June 14, 2006	10,000
Visual Investment Corp.	June 13, 2006	(4,000)
Visual Investment Corp.	June 13, 2006	(2,500)
Visual Investment Corp.	June 7, 2006	(3,083)

Name	Date	Shares Purchased (Sold)
Visual Investment Corp.	May 31, 2006	(2,600)
Visual Investment Corp.	May 30, 2006	(5,200)
Visual Investment Corp.	May 23, 2006	25,000
Visual Investment Corp.	May 23, 2006	7,500
Visual Investment Corp.	May 22, 2006	(20,000)
Visual Investment Corp.	May 22, 2006	(10,000)
Visual Investment Corp.	May 16, 2006	7,500
Visual Investment Corp.	May 15, 2006	(10,000)
Visual Investment Corp.	May 15, 2006	(5,000)
Visual Investment Corp.	May 15, 2006	(1,650)
Visual Investment Corp.	May 15, 2006	(550)
Visual Investment Corp.	May 15, 2006	(500)
Visual Investment Corp.	May 9, 2006	2,000
Visual Investment Corp.	May 8, 2006	(3,500)
Visual Investment Corp.	May 8, 2006	(2,230)
Visual Investment Corp.	April 28, 2006	1,313
Visual Investment Corp.	April 28, 2006	1,000
Visual Investment Corp.	April 17, 2006	(2,500)
Visual Investment Corp.	April 17, 2006	(1,814)
Visual Investment Corp.	April 17, 2006	(1,500)
Visual Investment Corp.	April 17, 2006	(1,000)
Visual Investment Corp.	April 17, 2006	(1,000)
Visual Investment Corp.	April 17, 2006	(5,000)
Visual Investment Corp.	April 17, 2006	(1,000)
Visual Investment Corp.	April 12, 2006	(1,000)
Visual Investment Corp.	April 12, 2006	(1,000)
Visual Investment Corp.	April 11, 2006	(1,000)
Visual Investment Corp.	April 11, 2006	(1,000)
Visual Investment Corp.	April 11, 2006	(1,000)
Visual Investment Corp.	April 11, 2006	(500)
Visual Investment Corp.	April 11, 2006	(1,000)
Visual Investment Corp.	April 10, 2006	10,000
Visual Investment Corp.	April 10, 2006	9,500
Visual Investment Corp.	April 10, 2006	9,500
Visual Investment Corp.	April 10, 2006	500
Visual Investment Corp.	April 10, 2006	500
Visual Investment Corp.	March 6, 2006	(2,000)
Visual Investment Corp.	February 27, 2006	(10,000)
Visual Investment Corp.	February 27, 2006	(5,000)
Visual Investment Corp.	February 27, 2006	(3,000)
Visual Investment Corp.	February 27, 2006	(1,100)
Visual Investment Corp.	February 27, 2006	(1,000)
Visual Investment Corp.	February 27, 2006	(500)
Visual Investment Corp.	February 24, 2006	4,300

Name	Date	Shares Purchased (Sold)
Visual Investment Corp.	February 24, 2006	3,000
Visual Investment Corp.	February 21, 2006	5,000
Visual Investment Corp.	February 17, 2006	(5,000)
Visual Investment Corp.	February 13, 2006	5,000
Visual Investment Corp.	February 10, 2006	(7,386)
Visual Investment Corp.	February 10, 2006	(5,000)
Visual Investment Corp.	February 10, 2006	5,000
Visual Investment Corp.	February 9, 2006	2,000
Visual Investment Corp.	February 1, 2006	3,500
Visual Investment Corp.	February 1, 2006	1,000
Visual Investment Corp.	February 1, 2006	500
Visual Investment Corp.	January 30, 2006	800
Visual Investment Corp.	January 19, 2006	3,600
Visual Investment Corp.	January 19, 2006	2,600
Visual Investment Corp.	January 13, 2006	2,000
Visual Investment Corp.	January 11, 2006	1,000
Visual Investment Corp.	January 6, 2006	2,000
Visual Investment Corp.	December 29, 2005	2,000
Visual Investment Corp.	December 16, 2005	1,000
Visual Investment Corp.	December 13, 2005	3,000
Visual Investment Corp.	December 13, 2005	2,000
Visual Investment Corp.	December 8, 2005	1,000
Visual Investment Corp.	November 17, 2005	(1,108)
Visual Investment Corp.	November 17, 2005	(1,000)
Visual Investment Corp.	November 14, 2005	5,000
Visual Investment Corp.	October 27, 2005	500
Visual Investment Corp.	October 20, 2005	1,000
Visual Investment Corp.	October 20, 2005	718
Visual Investment Corp.	October 14, 2005	(2,000)
Visual Investment Corp.	October 6, 2005	700
Visual Investment Corp.	September 27, 2005	1,000
Visual Investment Corp.	August 11, 2005	(1,572)
Visual Investment Corp.	August 11, 2005	(210)
Visual Investment Corp.	May 26, 2005	(1,624)
Visual Investment Corp.	May 26, 2005	(1,000)
Visual Investment Corp.	May 26, 2005	(500)
Visual Investment Corp.	May 26, 2005	(500)

The following table indicates the date of each purchase and sale of Shares by PartnerCommunity, Inc. within the past two years, and the number of Shares in each such purchase and sale:

Name	Date	Shares Purchased (Sold)
PartnerCommunity, Inc.	June 30, 2006	(6,213)
PartnerCommunity, Inc.	June 22, 2006	(6,000)

Name	Date	Shares Purchased (Sold)
PartnerCommunity, Inc.	June 21, 2006	(5,000)
PartnerCommunity, Inc.	June 16, 2006	9,500
PartnerCommunity, Inc.	June 16, 2006	500
PartnerCommunity, Inc.	June 15, 2006	(3,983)
PartnerCommunity, Inc.	June 14, 2006	(10,000)
PartnerCommunity, Inc.	June 14, 2006	(3,600)
PartnerCommunity, Inc.	June 14, 2006	(1,000)
PartnerCommunity, Inc.	May 31, 2006	(10,000)
PartnerCommunity, Inc.	May 31, 2006	(1,000)
PartnerCommunity, Inc.	May 30, 2006	5,000
PartnerCommunity, Inc.	May 23, 2006	(25,000)
PartnerCommunity, Inc.	May 23, 2006	(7,500)
PartnerCommunity, Inc.	May 22, 2006	20,000
PartnerCommunity, Inc.	May 22, 2006	10,000
PartnerCommunity, Inc.	May 22, 2006	4,000
PartnerCommunity, Inc.	May 17, 2006	(11,324)
PartnerCommunity, Inc.	May 17, 2006	(1,500)
PartnerCommunity, Inc.	May 17, 2006	(1,357)
PartnerCommunity, Inc.	May 9, 2006	(2,000)
PartnerCommunity, Inc.	April 11, 2006	(1,000)
PartnerCommunity, Inc.	April 11, 2006	(1,000)
PartnerCommunity, Inc.	March 13, 2006	(1,000)
PartnerCommunity, Inc.	March 8, 2006	1,000
PartnerCommunity, Inc.	March 3, 2006	(2,836)
PartnerCommunity, Inc.	March 3, 2006	(1,000)
PartnerCommunity, Inc.	March 3, 2006	(500)
PartnerCommunity, Inc.	February 27, 2006	4,000
PartnerCommunity, Inc.	January 27, 2006	4,500
PartnerCommunity, Inc.	January 26, 2006	500
PartnerCommunity, Inc.	January 24, 2006	3,000
PartnerCommunity, Inc.	January 24, 2006	1,500
PartnerCommunity, Inc.	January 23, 2006	500
PartnerCommunity, Inc.	January 5, 2006	10,000
PartnerCommunity, Inc.	December 29, 2005	3,600
PartnerCommunity, Inc.	December 13, 2005	5,000
PartnerCommunity, Inc.	November 14, 2005	5,000
PartnerCommunity, Inc.	September 28, 2005	2,000
PartnerCommunity, Inc.	August 25, 2005	(1,800)
PartnerCommunity, Inc.	July 21, 2005	(3,000)
PartnerCommunity, Inc.	July 15, 2005	(1,000)
PartnerCommunity, Inc.	July 12, 2005	1,000
PartnerCommunity, Inc.	July 7, 2005	1,000
PartnerCommunity, Inc.	June 28, 2005	(300)
PartnerCommunity, Inc.	June 27, 2005	(1,900)

Name	Date	Shares Purchased (Sold)
PartnerCommunity, Inc.	June 21, 2005	5,000
PartnerCommunity, Inc.	May 27, 2005	(1,000)
PartnerCommunity, Inc.	May 26, 2005	(1,000)
PartnerCommunity, Inc.	May 26, 2005	(1,000)
PartnerCommunity, Inc.	May 26, 2005	(1,000)
PartnerCommunity, Inc.	May 26, 2005	(1,000)
PartnerCommunity, Inc.	May 26, 2005	(1,000)
PartnerCommunity, Inc.	May 26, 2005	(1,000)
PartnerCommunity, Inc.	May 26, 2005	(940)

The following table indicates the date of each purchase and sale of Shares by Jamie H. Zidell within the past two years, and the number of Shares in each such purchase and sale:

Name	Date	Shares Purchased (Sold)
Jamie H. Zidell	January 16, 2007	5,000
Jamie H. Zidell	January 16, 2007	840
Jamie H. Zidell	October 27, 2006	10,000
Jamie H. Zidell	October 26, 2006	10,000
Jamie H. Zidell	October 26, 2006	10,000
Jamie H. Zidell	October 26, 2006	5,000
Jamie H. Zidell	October 26, 2006	5,000
Jamie H. Zidell	October 26, 2006	5,000
Jamie H. Zidell	October 25, 2006	5,000
Jamie H. Zidell	October 23, 2006	5,000
Jamie H. Zidell	October 20, 2006	3,600
Jamie H. Zidell	October 19, 2006	3,000
Jamie H. Zidell	October 18, 2006	3,000
Jamie H. Zidell	May 16, 2006	(11,500)
Jamie H. Zidell	April 11, 2006	(1,500)
Jamie H. Zidell	April 11, 2006	(1,000)
Jamie H. Zidell	April 11, 2006	(500)
Jamie H. Zidell	April 11, 2006	(500)
Jamie H. Zidell	April 10, 2006	(10,000)
Jamie H. Zidell	April 10, 2006	(10,000)
Jamie H. Zidell	April 10, 2006	(10,000)
Jamie H. Zidell	March 15, 2006	(1,186)
Jamie H. Zidell	March 8, 2006	(5,000)
Jamie H. Zidell	March 3, 2006	5,000
Jamie H. Zidell	March 3, 2006	5,000
Jamie H. Zidell	February 21, 2006	(11,751)
Jamie H. Zidell	February 21, 2006	(500)
Jamie H. Zidell	February 17, 2006	4,336
Jamie H. Zidell	February 16, 2006	572
Jamie H. Zidell	February 14, 2006	3,000
Jamie H. Zidell	February 10, 2006	(5,000)

Name	Date	Shares Purchased (Sold)
Jamie H. Zidell	February 10, 2006	5,000
Jamie H. Zidell	February 10, 2006	4,500
Jamie H. Zidell	February 10, 2006	500
Jamie H. Zidell	January 13, 2006	2,872
Jamie H. Zidell	January 12, 2006	2,700
Jamie H. Zidell	January 12, 2006	(11,671)
Jamie H. Zidell	January 12, 2006	(500)
Jamie H. Zidell	January 11, 2006	5,000
Jamie H. Zidell	January 10, 2006	3,800
Jamie H. Zidell	January 10, 2006	2,300
Jamie H. Zidell	January 9, 2006	1,200
Jamie H. Zidell	January 5, 2006	5,000
Jamie H. Zidell	January 3, 2006	1,500
Jamie H. Zidell	December 30, 2005	4,000
Jamie H. Zidell	December 30, 2005	3,500
Jamie H. Zidell	December 30, 2005	1,000
Jamie H. Zidell	December 29 2005	5,000
Jamie H. Zidell	December 29, 2005	3,100
Jamie H. Zidell	December 28, 2005	5,000
Jamie H. Zidell	December 28, 2005	2,600
Jamie H. Zidell	December 28, 2005	1,900
Jamie H. Zidell	December 27, 2005	1,000
Jamie H. Zidell	December 23, 2005	5,000
Jamie H. Zidell	December 23, 2005	1,400
Jamie H. Zidell	December 22, 2005	3,600
Jamie H. Zidell	December 22, 2005	2,000
Jamie H. Zidell	December 21, 2005	4,500
Jamie H. Zidell	December 21, 2005	4,500
Jamie H. Zidell	December 21, 2005	500
Jamie H. Zidell	December 21, 2005	500
Jamie H. Zidell	December 20, 2005	200
Jamie H. Zidell	July 20, 2005	(1,000)
Jamie H. Zidell	July 11, 2005	1,000
Jamie H. Zidell	July 7, 2005	1,000
Jamie H. Zidell	June 27, 2005	(5,000)
Jamie H. Zidell	June 27, 2005	(300)
Jamie H. Zidell	June 22, 2005	2,000
Jamie H. Zidell	June 21, 2005	1,950
Jamie H. Zidell	June 20, 2005	1,800
Jamie H. Zidell	June 17, 2005	1,250
Jamie H. Zidell	May 26, 2005	(2,311)
Jamie H. Zidell	May 26, 2005	(500)
Jamie H. Zidell	May 26, 2005	(500)

The following table indicates the date of each purchase and sale of Shares by Mayim Investment Limited Partnership within the past two years, and the number of Shares in each such purchase and sale:

Name	Date	Shares Purchased (Sold)
Mayim Investment Limited Partnership	April 27, 2007	836
Mayim Investment Limited Partnership	April 25, 2007	1,000
Mayim Investment Limited Partnership	April 24, 2007	8,000
Mayim Investment Limited Partnership	April 23, 2007	2,500
Mayim Investment Limited Partnership	April 20, 2007	1,500
Mayim Investment Limited Partnership	April 19, 2007	3,000
Mayim Investment Limited Partnership	April 18, 2007	500
Mayim Investment Limited Partnership	April 17, 2007	525
Mayim Investment Limited Partnership	April 16, 2007	4,475
Mayim Investment Limited Partnership	April 11, 2007	2,541
Mayim Investment Limited Partnership	April 9, 2007	7,459
Mayim Investment Limited Partnership	April 5, 2007	5,000
Mayim Investment Limited Partnership	April 3, 2007	4,100
Mayim Investment Limited Partnership	March 27, 2007	5,000
Mayim Investment Limited Partnership	March 23, 2007	5,000
Mayim Investment Limited Partnership	March 22, 2007	5,000
Mayim Investment Limited Partnership	March 22, 2007	5,000
Mayim Investment Limited Partnership	March 22, 2007	5,000
Mayim Investment Limited Partnership	March 21, 2007	5,000
Mayim Investment Limited Partnership	February 15, 2006	336
Mayim Investment Limited Partnership	January 25, 2006	100

Name	Date	Shares Purchased (Sold)
Mayim Investment Limited Partnership	September 2, 2005	8,770
Mayim Investment Limited Partnership	July 21, 2005	(1,000)
Mayim Investment Limited Partnership	June 24, 2005	110
Mayim Investment Limited Partnership	June 13, 2005	5,054
Mayim Investment Limited Partnership	June 6, 2005	2,000
Mayim Investment Limited Partnership	June 2, 2005	(2,000)
Mayim Investment Limited Partnership	May 31, 2005	(2,500)
Mayim Investment Limited Partnership	May 27, 2005	(100)
Mayim Investment Limited Partnership	May 27, 2005	(100)
Mayim Investment Limited Partnership	May 27, 2005	(500)
Mayim Investment Limited Partnership	May 27, 2005	(1,800)

The following table indicates the date of each purchase and sale of Shares that may be beneficially owned by David W. Ruttenberg as The Crilly Court Trust’s beneficiary within the past two years, and the number of Shares in each such purchase and sale:

Name	Date	Shares Purchased (Sold)
The Crilly Court Trust	May 2, 2006	1,572
The Crilly Court Trust	May 1, 2006	10,000
The Crilly Court Trust	May 1, 2006	5,300
The Crilly Court Trust	April 28, 2006	5,000
The Crilly Court Trust	April 28, 2006	4,700
The Crilly Court Trust	April 27, 2006	2,000
The Crilly Court Trust	April 27, 2006	1,000
The Crilly Court Trust	April 27, 2006	1,000
The Crilly Court Trust	April 26, 2006	1,850
The Crilly Court Trust	April 26, 2006	1,150
The Crilly Court Trust	February 14, 2006	4,018
The Crilly Court Trust	February 10, 2006	3,600
The Crilly Court Trust	February 9, 2006	4,500
The Crilly Court Trust	February 9, 2006	4,500
The Crilly Court Trust	February 8, 2006	3,000
The Crilly Court Trust	February 8, 2006	500
The Crilly Court Trust	February 6, 2006	5,000

Name	Date	Shares Purchased (Sold)
The Crilly Court Trust	February 1, 2006	2,000
The Crilly Court Trust	January 31, 2006	500
The Crilly Court Trust	January 27, 2006	5,000
The Crilly Court Trust	January 27, 2006	3,490
The Crilly Court Trust	January 24, 2006	5,000
The Crilly Court Trust	January 23, 2006	5,000
The Crilly Court Trust	January 20, 2006	5,000
The Crilly Court Trust	January 20, 2006	5,000
The Crilly Court Trust	January 19, 2006	4,000
The Crilly Court Trust	January 18, 2006	2,200
The Crilly Court Trust	January 18, 2006	1,000
The Crilly Court Trust	January 17, 2006	5,000
The Crilly Court Trust	January 13, 2006	3,600
The Crilly Court Trust	January 12, 2006	5,000
The Crilly Court Trust	January 12, 2006	3,600
The Crilly Court Trust	January 11, 2006	5,000

The following table indicates the date of each purchase and sale of Shares by Capital Asset Fund Limited Partnership within the past two years, and the number of Shares in each such purchase and sale:

Name	Date	Shares Purchased (Sold)
Capital Asset Fund Limited Partnership	May 18, 2007	3,000
Capital Asset Fund Limited Partnership	May 18, 2007	2,000
Capital Asset Fund Limited Partnership	September 1, 2006	2,000
Capital Asset Fund Limited Partnership	July 20, 2006	1,000
Capital Asset Fund Limited Partnership	December 29, 2005	2,000
Capital Asset Fund Limited Partnership	December 12, 2005	1,000
Capital Asset Fund Limited Partnership	December 9, 2005	1,000
Capital Asset Fund Limited Partnership	October 4, 2005	2,000
Capital Asset Fund Limited Partnership	October 4, 2005	1,000
Capital Asset Fund Limited Partnership	October 4, 2005	1,000
Capital Asset Fund Limited Partnership	August 4, 2005	1,000
Capital Asset Fund Limited Partnership	June 23, 2005	1,000

The following table indicates the date of each purchase and sale of Shares by George Gaines within the past two years, and the number of Shares in each such purchase and sale:

Name	Date	Shares Purchased (Sold)
George Gaines	August 7, 2006	3,200
George Gaines	August 7, 2006	2,315
George Gaines	August 7, 2006	2,185
George Gaines	August 7, 2006	2,000
George Gaines	August 7, 2006	800
George Gaines	August 4, 2006	3,000
George Gaines	August 4, 2006	2,500
George Gaines	August 3, 2006	2,350
George Gaines	August 1, 2006	750
George Gaines	July 31, 2006	1,300
George Gaines	July 28, 2006	2,600
George Gaines	July 27, 2006	3,000
George Gaines	July 25, 2006	3,000
George Gaines	July 25, 2006	2,050
George Gaines	July 25, 2006	150
George Gaines	July 24, 2006	800
George Gaines	July 21, 2006	2,000
George Gaines	July 20, 2006	1,000
George Gaines	July 20, 2006	1,000
George Gaines	July 20, 2006	1,000
George Gaines	July 20, 2006	1,000
George Gaines	July 20, 2006	1,000
George Gaines	July 20, 2006	1,000
George Gaines	July 20, 2006	1,000
George Gaines	July 20, 2006	1,000
George Gaines	July 20, 2006	1,000
George Gaines	July 20, 2006	1,000
George Gaines	July 20, 2006	200
George Gaines	July 19, 2006	2,000
George Gaines	July 19, 2006	800
George Gaines	May 8, 2006	3,000
George Gaines	May 5, 2006	3,000
George Gaines	May 5, 2006	1,700
George Gaines	May 5, 2006	1,300
George Gaines	May 4, 2006	2,500
George Gaines	May 3, 2006	3,000
George Gaines	May 3, 2006	500
George Gaines	May 2, 2006	1,800

Name	Date	Shares Purchased (Sold)
George Gaines	April 27, 2006	700
George Gaines	April 26, 2006	3,000
George Gaines	April 26, 2006	2,500
George Gaines	April 24, 2006	2,300
George Gaines	April 24, 2006	200
George Gaines	April 21, 2006	2,300
George Gaines	April 21, 2006	2,000
George Gaines	April 21, 2006	1,500
George Gaines	April 21, 2006	1,375
George Gaines	April 21, 2006	825
George Gaines	April 21, 2006	700
George Gaines	April 19, 2006	800
George Gaines	April 18, 2006	3,000
George Gaines	April 18, 2006	2,000
George Gaines	April 18, 2006	2,000
George Gaines	April 18, 2006	2,000
George Gaines	April 18, 2006	2,000
George Gaines	April 18, 2006	2,000
George Gaines	April 18, 2006	1,200
George Gaines	April 18, 2006	1,200
George Gaines	April 18, 2006	1,000
George Gaines	April 18, 2006	800
George Gaines	April 18, 2006	800
George Gaines	December 5, 2005	2,700
George Gaines	December 5, 2005	2,000
George Gaines	December 2, 2005	4,000
George Gaines	December 2, 2005	3,000
George Gaines	December 2, 2005	300
George Gaines	December 1, 2005	1,800
George Gaines	December 1, 2005	1,100
George Gaines	November 30, 2005	3,000
George Gaines	November 30, 2005	1,800
George Gaines	November 30, 2005	1,300
George Gaines	November 30, 2005	800
George Gaines	November 30, 2005	800
George Gaines	November 30, 2005	400
George Gaines	November 29, 2005	3,000
George Gaines	November 29, 2005	2,000
George Gaines	November 29, 2005	1,700
George Gaines	November 29, 2005	1,300
George Gaines	November 28, 2005	2,000
George Gaines	November 28, 2005	2,000
George Gaines	November 28, 2005	1,000
George Gaines	November 23, 2005	4,000

Name	Date	Shares Purchased (Sold)
George Gaines	November 22, 2005	5,000
George Gaines	November 17, 2005	4,400
George Gaines	November 17, 2005	3,000
George Gaines	November 17, 2005	2,300
George Gaines	November 17, 2005	2,200
George Gaines	November 17, 2005	300
George Gaines	November 17, 2005	200
George Gaines	November 16, 2005	9,500
George Gaines	November 16, 2005	5,000
George Gaines	November 16, 2005	5,000
George Gaines	November 16, 2005	4,000
George Gaines	November 16, 2005	2,400
George Gaines	November 16, 2005	1,700
George Gaines	November 16, 2005	1,500
George Gaines	November 16, 2005	1,300
George Gaines	November 16, 2005	1,300
George Gaines	November 16, 2005	1,000
George Gaines	November 16, 2005	1,000
George Gaines	November 16, 2005	1,000
George Gaines	November 16, 2005	1,000
George Gaines	November 16, 2005	1,000
George Gaines	November 16, 2005	1,000
George Gaines	November 16, 2005	800
George Gaines	November 16, 2005	700
George Gaines	November 16, 2005	700
George Gaines	November 16, 2005	500
George Gaines	November 16, 2005	500
George Gaines	November 16, 2005	500
George Gaines	November 16, 2005	300
George Gaines	November 16, 2005	300
George Gaines	November 16, 2005	300
George Gaines	November 16, 2005	300

The following table indicates the date of each purchase and sale of Shares by Steven Berkowitz within the past two years, and the number of Shares in each such purchase and sale:

Name	Date	Shares Purchased (Sold)
Steven Berkowitz	April 4, 2007	6,300
Steven Berkowitz	April 4, 2007	2,700
Steven Berkowitz	April 4, 2007	3,100
Steven Berkowitz	April 3, 2007	500
Steven Berkowitz	April 3, 2007	3,384
Steven Berkowitz	April 2, 2007	1,500
Steven Berkowitz	April 2, 2007	2,016
Steven Berkowitz	March 30, 2007	500

Name	Date	Shares Purchased (Sold)
Steven Berkowitz	March 29, 2007	2,700
Steven Berkowitz	March 28, 2007	7,300
Steven Berkowitz	March 28, 2007	6,000
Steven Berkowitz	February 12, 2007	1,000
Steven Berkowitz	February 8, 2007	1,000
Steven Berkowitz	February 8, 2007	12,000
Steven Berkowitz	November 13, 2006	3,500
Steven Berkowitz	November 3, 2006	96,500

Important

1. If your Shares are held in your own name, please mark, date and mail the enclosed GOLD proxy card to our Proxy Solicitor, The Altman Group, Inc., in the postage-paid envelope provided.

2. If your Shares are held in the name of a brokerage firm, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions for the enclosed GOLD proxy card to be signed representing your Shares.

3. If you have already submitted a proxy card to CCII for the Annual Meeting, you may change your vote to a vote FOR the election of the Slate and the approval of the Stockholder Proposal by marking, signing, dating and returning the enclosed GOLD proxy card for the Annual Meeting, which must be dated after any proxy you may have submitted to CCII. ONLY YOUR LATEST DATED PROXY FOR THE ANNUAL MEETING WILL COUNT AT THE ANNUAL MEETING.

If you have any questions about giving your proxy or require assistance, please call:

The Altman Group, Inc.

1200 Wall Street West, 3rd Floor

Lyndhurst, New Jersey 07071

Call Toll-Free (800) 398-1272

PRELIMINARY COPY SUBJECT TO COMPLETION, DATED MAY 25, 2007

GOLD PROXY CARD-

CRYO-CELL INTERNATIONAL, INC.

2007 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY DAVID I. PORTNOY, MARK L. PORTNOY, SCOTT D. MARTIN, VISUAL INVESTMENT CORP., PARTNERCOMMUNITY, INC., JAMIE H. ZIDELL, MAYIM INVESTMENT LIMITED PARTNERSHIP, DAVID W. RUTTENBERG, LYNNE PORTNOY, GILBERT PORTNOY, CAPITAL ASSET FUND LIMITED PARTNERSHIP, GEORGE GAINES AND STEVEN BERKOWITZ.

The undersigned hereby appoints and constitutes each of David I. Portnoy and Mark L. Portnoy (acting alone or together) as proxies, with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Cryo-Cell International, Inc. (“CCII”) and at any adjournment or postponement thereof, hereby revoking any proxies previously given, to vote all Shares of CCII held or owned by the undersigned as directed below, and in their discretion upon such other matters as may come before the meeting. IF NO DIRECTION IS MADE, THE PERSONS NAMED ON THIS GOLD PROXY CARD WILL VOTE YOUR SHARES FOR DAVID I. PORTNOY, MARK L. PORTNOY, CRAIG E. FLEISHMAN, M.D., HAROLD D. BERGER AND SCOTT D. MARTIN AND THE APPROVAL OF THE STOCKHOLDER PROPOSAL SUBMITTED BY DAVID I. PORTNOY TO CCII, RECOMMENDING THE ADOPTION OF SUBSTANTIALLY EQUIVALENT PROVISIONS TO THOSE SET FORTH IN THE SECURITIES AND EXCHANGE COMMISSION’S PROPOSED RULE 14A-11, BUT WILL ABSTAIN FROM VOTING WITH RESPECT TO THE RATIFICATION OF INDEPENDENT AUDITORS.

SIGN, DATE AND MAIL YOUR PROXY TODAY

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

DAVID I. PORTNOY, MARK L. PORTNOY, CRAIG E. FLEISHMAN, M.D., HAROLD D. BERGER, SCOTT D. MARTIN, VISUAL INVESTMENT CORP., PARTNERCOMMUNITY, INC., JAMIE H. ZIDELL, MAYIM INVESTMENT LIMITED PARTNERSHIP, DAVID W. RUTTENBERG, LYNNE PORTNOY, GILBERT PORTNOY, CAPITAL ASSET FUND LIMITED PARTNERSHIP, GEORGE GAINES AND STEVEN BERKOWITZ, EACH RECOMMEND A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1 BELOW AND “FOR” THE APPROVAL OF THE STOCKHOLDER PROPOSAL LISTED IN PROPOSAL 3 BELOW.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE.

STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN, AND RETURN THIS PROXY.

YOUR VOTE IS VERY IMPORTANT TO US.

1.	Election of Directors.

Nominees:
(01) David I. Portnoy
(02) Mark L. Portnoy	[ ]	[ ]	[ ]
(03) Craig E. Fleishman, M.D.	FOR ALL	WITHHELD FROM	FOR ALL EXCEPT
(04) Harold D. Berger	NOMINEES	ALL NOMINEES
(05) Scott D. Martin

NOTE: If you do not wish your shares voted “For” a particular nominee, mark the “FOR ALL EXCEPT” box and write the name(s) of the nominee(s) you do not support on the line below. Your shares will be voted for the remaining nominee(s).

2.	Ratification of appointment of Grant Thornton LLP as independent registered public accountants of CCII and its subsidiaries for the year ending November 30, 2007.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	Stockholder proposal submitted by David I. Portnoy to CCII, recommending the adoption of substantially equivalent provisions to those set forth in the Securities and Exchange Commission’s Proposed Rule 14a-11. ☐ FOR ☐ AGAINST ☐ ABSTAIN

Please be sure to sign and date this Proxy.

SIGNATURE(S) OF STOCKHOLDER(S)                                                                          DATE

TITLE, IF ANY

SIGNATURE (IF HELD JOINTLY):

Note: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by an authorized person.